Document and Entity Information (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Mar. 15, 2012	Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	CENTRAL FEDERAL CORP
Entity Central Index Key	0001070680
Document Type	10-K
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Smaller Reporting Company
Entity Public Float			$ 2.7
Entity Common Stock, Shares Outstanding		4,128,198

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
ASSETS
Cash and cash equivalents	$ 61,436	$ 34,275
Interest-bearing deposits in other financial institutions	1,984	0
Securities available for sale	18,516	28,798
Loans held for sale	1,210	1,953
Loans, net of allowance of $6,110 and $9,758	151,160	190,767
FHLB stock	1,942	1,942
Loan servicing rights	37	57
Foreclosed assets, net	2,370	4,509
Premises and equipment, net	5,534	6,016
Assets held for sale	167	535
Other intangible assets	89	129
Bank owned life insurance	4,273	4,143
Accrued interest receivable and other assets	2,202	2,108
Total assets	250,920	275,232
Deposits
Noninterest bearing	18,409	20,392
Interest bearing	198,640	206,989
Total deposits	217,049	227,381
Long-term FHLB advances	15,742	23,942
Advances by borrowers for taxes and insurance	159	213
Accrued interest payable and other liabilities	2,871	2,552
Subordinated debentures	5,155	5,155
Total liabilities	240,976	259,243
Stockholders' equity
Preferred stock, Series A, $.01 par value; aggregate liquidation value $7,691 in 2011, $7,315 in 2010 1,000,000 shares authorized; 7,225 shares issued	7,120	7,069
Common stock, $.01 par value, shares authorized; 50,000,000 in 2011 and 12,000,000 in 2010, shares issued; 4,686,731 in 2011 and 4,686,331 in 2010	47	47
Common stock warrant	217	217
Additional paid-in capital	27,582	27,542
Accumulated deficit	(22,163)	(16,313)
Accumulated other comprehensive income	386	672
Treasury stock, at cost; 558,533 shares	(3,245)	(3,245)
Total stockholders' equity	9,944	15,989
Total liabilities and stockholders' equity	$ 250,920	$ 275,232

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Allowance for loans	$ 6,110	$ 9,758
Preferred stock, par value	$ 0.01	$ 0.01
Preferred stock, aggregate liquidation	$ 7,691	$ 7,315
Preferred stock, share authorized	1,000,000	1,000,000
Preferred stock, share issued	7,225	7,225
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	50,000,000	12,000,000
Common stock, shares issued	4,686,731	4,686,331
Treasury stock, shares	558,533	558,533

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Interest and dividend income
Loans, including fees	$ 8,999	$ 11,813	$ 13,197
Securities	422	658	1,120
FHLB stock dividends	83	85	97
Federal funds sold and other	152	61	32
Total interest and dividend income	9,656	12,617	14,446
Interest expense
Deposits	2,780	3,318	4,723
Short-term FHLB advances and other debt			1
Long-term FHLB advances and other debt	530	698	1,027
Subordinated debentures	168	167	196
Total interest expense	3,478	4,183	5,947
Net interest income	6,178	8,434	8,499
Provision for loan losses	3,375	8,468	9,928
Net interest income (loss) after provision for loan losses	2,803	(34)	(1,429)
Noninterest income
Service charges on deposit accounts	271	294	345
Net gains on sales of loans	294	866	642
Loan servicing fees, net	22	21	36
Net gains on sales of securities	353	468
Earnings on bank owned life insurance	130	126	125
Gain on acquisition			208
Other	53	19	21
Total noninterest income	1,123	1,794	1,377
Noninterest expense
Salaries and employee benefits	4,043	4,211	4,166
Occupancy and equipment	278	203	481
Data processing	569	625	616
Franchise taxes	253	338	346
Professional fees	944	995	769
Director fees	181	137	108
Postage, printing and supplies	131	151	162
Advertising and promotion	37	107	52
Telephone	74	106	103
Loan expenses	81	83	82
Foreclosed assets, net	1,187	4	(1)
Depreciation	384	508	483
FDIC premiums	687	581	541
Amortization of intangibles	40	40	6
Regulatory assessment	168	120	89
Other insurance	135	63	51
Other	159	160	208
Total noninterest expense	9,351	8,432	8,262
Loss before income taxes	(5,425)	(6,672)	(8,314)
Income tax expense		198	1,577
Net loss	(5,425)	(6,870)	(9,891)
Preferred stock dividends and accretion of discount on preferred stock	(425)	(410)	(407)
Net loss attributable to common stockholders	$ (5,850)	$ (7,280)	$ (10,298)
Loss per common share:
Basic	$ (1.42)	$ (1.77)	$ (2.51)
Diluted	$ (1.42)	$ (1.77)	$ (2.51)

Consolidated Statements of Changes in Stockholders' Equity (USD $) In Thousands, unless otherwise specified	Total	Preferred Stock	Common Stock	Common Stock Warrant	Additional Paid-In Capital	Retained Earnings (Accumulated Deficit)	Accumulated Other Comprehensive Income	Treasury Stock
Beginning balance at Dec. 31, 2008	$ 33,075	$ 6,989	$ 47	$ 217	$ 27,455	$ 1,262	$ 350	$ (3,245)
Comprehensive loss:
Net loss	(9,891)					(9,891)
Change in unrealized gain (loss) on securities available for sale, net of reclassification and tax effects	354						354
Total comprehensive loss	(9,537)
Preferred stock offering costs	(13)	(13)
Accretion of discount on preferred stock		45				(45)
Release of 12134, 2817 and 11921 for 2011, 2010 and 2009 respectively, stock based incentive plan shares, net of forfeitures	57				55	2
Tax benefits from dividends on unvested stock based incentive plan shares	1				1
Tax effect from vesting of stock based incentive plan shares	(20)				(20)
Stock option expense, net of forfeitures	26				26
Preferred stock dividends	(362)					(362)
Ending balance at Dec. 31, 2009	23,227	7,021	47	217	27,517	(9,034)	704	(3,245)
Comprehensive loss:
Net loss	(6,870)					(6,870)
Change in unrealized gain (loss) on securities available for sale, net of reclassification and tax effects	(32)						(32)
Total comprehensive loss	(6,902)
Accretion of discount on preferred stock		48				(48)
Release of 12134, 2817 and 11921 for 2011, 2010 and 2009 respectively, stock based incentive plan shares, net of forfeitures	6				5	1
Tax effect from vesting of stock based incentive plan shares	19				19
Stock option expense, net of forfeitures	1				1
Preferred stock dividends	(362)					(362)
Ending balance at Dec. 31, 2010	15,989	7,069	47	217	27,542	(16,313)	672	(3,245)
Comprehensive loss:
Net loss	(5,425)					(5,425)
Change in unrealized gain (loss) on securities available for sale, net of reclassification and tax effects	(286)						(286)
Total comprehensive loss	(5,711)
Accretion of discount on preferred stock		51				(51)
Release of 12134, 2817 and 11921 for 2011, 2010 and 2009 respectively, stock based incentive plan shares, net of forfeitures	23				23
Stock option expense, net of forfeitures	17				17
Preferred stock dividends	(374)					(374)
Stock options exercised
Ending balance at Dec. 31, 2011	$ 9,944	$ 7,120	$ 47	$ 217	$ 27,582	$ (22,163)	$ 386	$ (3,245)

Consolidated Statements of Changes in Stockholders' Equity (Parenthetical) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Stock-based incentive plan, shares	12,134	2,817	11,921
Additional Paid-In Capital
Stock-based incentive plan, shares	12,134	2,817	11,921
Retained Earnings (Accumulated Deficit)
Stock-based incentive plan, shares		2,817	11,921

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Consolidated Statements of Cash Flows [Abstract]
Net loss	$ (5,425)	$ (6,870)	$ (9,891)
Adjustments to reconcile net loss to net cash from operating activities:
Provision for loan losses	3,375	8,468	9,928
Valuation allowance on foreclosed assets	1,139		0
Valuation (gain) loss on mortgage servicing rights	(3)	1	(4)
Depreciation	384	508	483
Amortization, net	858	509	(38)
Net realized gain on sales of securities	(353)	(468)
Originations of loans held for sale	(36,035)	(79,506)	(66,024)
Proceeds from sale of loans held for sale	37,072	80,192	63,312
Net gain on sale of loans	(294)	(866)	(642)
Valuation loss on loans transferred from held for sale to portfolio			5
Net gain on acquisition			(208)
Loss on disposal of premises and equipment		1
Loss on sale of assets held for sale	2
Gain on sale of foreclosed assets	(8)		(1)
Stock-based compensation expense	40	7	83
Change in deferred income taxes (net of change in valuation allowance)		198	1,579
Net change in:
Bank owned life insurance	(130)	(126)	(125)
Accrued interest receivable and other assets	(95)	632	(542)
Accrued interest payable and other liabilities	(46)	367	(442)
Net cash from operating activities	481	3,047	(2,527)
Cash flows from investing activities
Net increase in interest-bearing deposits in other financial institutions	(1,984)
Available-for-sale securities:
Sales	12,219	13,632
Maturities, prepayments and calls	9,878	7,173	6,419
Purchases	(12,473)	(28,599)	(3,698)
Loan originations and payments, net	36,247	18,086	(4,403)
Loans purchased			(2,231)
Proceeds from sale of portfolio loans		10,073
Proceeds from redemption of FHLB stock			167
Additions to premises and equipment	(69)	(56)	(40)
Proceeds from the sale of premises and equipment	533		1
Proceeds from the sale of foreclosed assets	1,000		28
Net cash used in acquisition			(675)
Net cash from investing activities	45,351	20,309	(4,432)
Cash flows from financing activities
Net change in deposits	(10,417)	16,230	3,363
Net change in short-term borrowings from the FHLB and other debt		(2,065)	(3,785)
Proceeds from long-term FHLB advances and other debt			17,942
Repayments on long-term FHLB advances and other debt	(8,200)	(6,000)	(11,200)
Net change in advances by borrowers for taxes and insurance	(54)	52	(6)
Cash dividends paid on common stock			(205)
Cash dividends paid on preferred stock		(271)	(341)
Costs associated with issuance of preferred stock			(13)
Net cash from financing activities	(18,671)	7,946	5,755
Net change in cash and cash equivalents	27,161	31,302	(1,204)
Beginning cash and cash equivalents	34,275	2,973	4,177
Ending cash and cash equivalents	61,436	34,275	2,973
Supplemental cash flow information:
Interest paid	3,366	4,152	6,095
Income taxes paid		(25)
Supplemental noncash disclosures:
Transfers from loans to repossessed assets		4,509	174
Premises and equipment transferred to assets held for sale	167	535
Loans issued to finance the sale of repossessed assets			162
Loans transferred from held for sale to portfolio			$ 1,852

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Principles of Consolidation: The consolidated financial statements include Central Federal Corporation (the Holding Company), its wholly-owned subsidiaries, CFBank, Ghent Road, Inc., and Smith Ghent LLC, together referred to as “the Company”. Ghent Road, Inc. was formed in 2006 and owns real property. Prior to October 2009, the Holding Company owned a one-third interest in Smith Ghent LLC, which owns the Company’s headquarters in Fairlawn, Ohio. The Holding Company purchased the remaining two-thirds interest in October 2009. Intercompany transactions and balances are eliminated in consolidation.

CFBank provides financial services through its four full-service banking offices in Fairlawn, Calcutta, Wellsville and Worthington, Ohio. Its primary deposit products are checking, savings, money market and term certificate accounts, and its primary lending products are commercial and residential mortgages and commercial and installment loans. There are no significant concentrations of loans to any one industry or customer. However, the customers’ ability to repay their loans is dependent on the real estate and general economic conditions in the customers’ geographic areas.

Use of Estimates: To prepare financial statements in conformity with U.S. generally accepted accounting principles (GAAP), management makes estimates and assumptions based on available information. These estimates and assumptions affect the amounts reported in the financial statements and the disclosures provided, and actual results could differ. The allowance for loan losses (ALLL), deferred tax assets and fair values of financial instruments are particularly subject to change.

Cash Flows: Cash and cash equivalents include cash, deposits with other financial institutions with maturities fewer than 90 days and federal funds sold. Net cash flows are reported for customer loan and deposit transactions, interest-bearing deposits in other financial institutions and borrowings with original maturities under 90 days.

Interest-Bearing Deposits in Other Financial Institutions: Interest-bearing deposits in other financial institutions mature at various times through September 2014 and are carried at cost.

Securities: Debt securities are classified as held to maturity and carried at amortized cost when management has the positive intent and ability to hold them to maturity. Debt securities are classified as available for sale when they might be sold before maturity. Equity securities with readily determinable fair values are classified as available for sale. Securities available for sale are carried at fair value, with unrealized holding gains and losses reported in other comprehensive income, net of tax.

Interest income includes amortization of purchase premium or discount. Premiums and discounts on securities are amortized on the level-yield method without anticipating prepayments, except for mortgage-backed securities and collateralized mortgage obligations where prepayments are anticipated. Gains and losses on sales are recorded on the trade date and determined using the specific identification method.

Management evaluates securities for other-than-temporary impairment (OTTI) at least on a quarterly basis, and more frequently when economic or market conditions warrant such an evaluation. For securities in an unrealized loss position, management considers the extent and duration of the unrealized loss and the financial condition and near-term prospects of the issuer. Management also assesses whether it intends to sell, or will more likely than not be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of the criteria regarding intent or requirement to sell is met, the entire difference between amortized cost and fair value is recognized as impairment through earnings. For debt securities that do not meet the aforementioned criteria, the amount of impairment is split into two components as follows: 1) OTTI related to credit loss, which must be recognized in the income statement and 2) OTTI related to other factors, which is recognized in other comprehensive income. The credit loss is defined as the difference between the present value of the cash flows expected to be collected and the amortized cost basis. For equity securities, the entire amount of impairment is recognized through earnings.

Loans Held for Sale: Mortgage loans originated and intended for sale in the secondary market are carried at fair value, as determined by outstanding commitments from investors. The Company adopted the option to account for loans held for sale at fair value for all loans originated beginning January 1, 2010.

Mortgage loans held for sale are generally sold with servicing rights released. The carrying value of mortgage loans sold is reduced by the amount allocated to the servicing right when mortgage loans held for sale are sold with servicing rights retained. Gains and losses on sales of mortgage loans are based on the difference between the selling price and the carrying value of the related loan sold.

Loans: Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoff are reported at the principal balance outstanding, adjusted for purchase premiums and discounts, deferred loan fees and costs, accrued interest receivable and an ALLL. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized in interest income using the level-yield method without anticipating prepayments. The recorded investment in loans includes accrued interest receivable.

The accrual of interest income on all classes of loans, except other consumer loans, is discontinued and the loan is placed on nonaccrual status at the time the loan is 90 days delinquent unless the loan is well-secured and in process of collection. Other consumer loans are typically charged off no later than 90 days past due. Past due status is based on the contractual terms of the loan for all classes of loans. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful. Nonaccrual loans and loans past due 90 days still on accrual include both smaller balance homogeneous loans that are collectively evaluated for impairment and individually classified impaired loans. Commercial, multi-family residential real estate loans and commercial real estate loans placed on nonaccrual status are individually classified as impaired loans.

All interest accrued but not received for loans placed on nonaccrual is reversed against interest income. Interest received on such loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Concentration of Credit Risk: Most of the Company’s primary business activity is with customers located within the Ohio counties of Columbiana, Franklin, Summit and contiguous counties. Therefore, the Company’s exposure to credit risk is significantly affected by changes in the economies within these counties. Although these counties are the Company’s primary market area for loans, the Company originates residential and commercial real estate loans throughout the United States.

Allowance for Loan Losses: The ALLL is a valuation allowance for probable incurred credit losses. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance. Management estimates the allowance balance required using past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions, and other factors. Allocations of the allowance may be made for specific loans, but the entire allowance is available for any loan that, in management’s judgment, should be charged off.

The allowance consists of specific and general components. The specific component relates to loans that are individually classified as impaired. A loan is impaired when, based on current information and events, it is probable that CFBank will be unable to collect all amounts due according to the contractual terms of the loan agreement. Loans within any loan class for which the terms have been modified resulting in a concession, and for which the borrower is experiencing financial difficulties, are considered troubled debt restructurings (TDRs) and classified as impaired.

Factors considered by management in determining impairment for all loan classes include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed.

Loans of all classes within the commercial, multi-family residential and commercial real estate segments, regardless of size, and loans of all other classes with balances over $500 are individually evaluated for impairment when they are 90 days past due, or earlier than 90 days past due if information regarding the payment capacity of the borrower indicates that payment in full according to the loan terms is doubtful. If a loan is impaired, a portion of the allowance is allocated so that the loan is reported, net, at the present value of estimated future cash flows using the loan’s existing rate or at the fair value of collateral if repayment is expected solely from the collateral. Large groups of smaller balance loans, such as consumer and single-family residential real estate loans are collectively evaluated for impairment, and accordingly, they are not separately identified for impairment disclosures.

TDRs of all classes of loans are separately identified for impairment disclosures and are measured at the present value of estimated future cash flows using the loan’s effective rate at inception. If a TDR is considered to be a collateral dependent loan, the loan is reported, net, at the fair value of the collateral. For TDRs that subsequently default, the amount of reserve is determined in accordance with the accounting policy for the ALLL.

Interest income on all classes of impaired loans that are on nonaccrual status is recognized in accordance with the accounting policy on nonaccrual loans. Cash receipts on all classes of impaired loans that are on nonaccrual status are generally applied to the principal balance outstanding. Interest income on all classes of impaired loans that are not on nonaccrual status is recognized on the accrual method. TDRs may be classified as accruing if the borrower has been current for a period of at least six months with respect to loan payments and management expects that the borrower will be able to continue to make payments in accordance with the terms of the restructured note.

The general component covers non-impaired loans of all classes and is based on historical loss experience adjusted for current factors. The historical loss experience is determined by loan class and is based on the actual loss history experienced by the Company over the most recent year. This actual loss experience is supplemented with other economic factors based on the risks present for each loan class. These economic factors include consideration of the following: levels of and trends in delinquencies and impaired loans; levels of and trends in charge-offs and recoveries; trends in volume and terms of loans; effects of any changes in risk selection and underwriting standards; other changes in lending policies, procedures, and practices; experience, ability, and depth of lending management and other relevant staff; national and local economic trends and conditions; industry conditions; and effects of changes in credit concentrations.

The general component is calculated based on CFBank’s loan balances and actual historical payment default rates. For loans with no actual payment default history, industry estimates of payment default rates are applied based on loan segment and the state where the collateral is located. Results are then scaled based on CFBank’s internal loan risk ratings, and industry loss rates are applied based on loan segment. Industry information is modified based on management’s judgment regarding items specific to CFBank, and primarily include the historical loss experience of each loan class, the level and trend of past due and nonaccrual loans in each loan class and the current economic outlook.

The following portfolio segments have been identified: commercial loans, single-family residential real estate loans; multi-family residential real estate loans; commercial real estate loans; construction loans; home equity lines of credit; and other consumer loans. A description of each segment of the loan portfolio, along with the risk characteristics of each segment is included below:

Commercial loans: Commercial loans include loans to businesses generally located within our primary market area. Those loans are generally secured by business equipment, inventory, accounts receivable and other business assets. In underwriting commercial loans, we consider the net operating income of the company, the debt service ratio and the financial strength, expertise and credit history of the business owners and/or guarantors. Because payments on commercial loans are dependent on successful operation of the business enterprise, repayment of such loans may be subject to a greater extent to adverse conditions in the economy. We seek to mitigate these risks through underwriting policies which require such loans to be qualified at origination on the basis of the enterprise’s financial performance and the financial strength of the business owners and/or guarantors.

Single-family residential real estate loans: Single-family residential real estate loans include permanent conventional mortgage loans secured by single-family residences located within and outside of our primary market area. Credit approval for single-family residential real estate loans requires demonstration of sufficient income to repay the principal and interest and the real estate taxes and insurance, stability of employment and an established credit record. Our policy is to originate single-family residential real estate loans for portfolio in amounts up to 85% of the lower of the appraised value or the purchase price of the property securing the loan, without requiring private mortgage insurance. Loans in excess of 85% of the lower of the appraised value or purchase price of the property securing the loan require private mortgage insurance. CFBank has not engaged in subprime lending, used option adjustable-rate mortgage products or made loans with initial teaser rates.

Multi-family residential real estate loans: Multi-family residential real estate loans include loans secured by apartment buildings, condominiums and multi-family residential houses generally located within our primary market area. Underwriting policies provide that multi-family residential real estate loans may be made in amounts up to 75% of the lower of the appraised value or purchase price of the property. In underwriting multi-family residential real estate loans, we consider the appraised value and net operating income of the property, the debt service ratio and the property owner’s and/or guarantor’s financial strength, expertise and credit history. We offer both fixed and adjustable rate loans. Fixed rates are generally limited to three to five years, at which time they convert to adjustable rate loans. Because payments on loans secured by multi-family residential properties are dependent on successful operation or management of the properties, repayment of multi-family residential real estate loans may be subject to a greater extent to adverse conditions in the real estate market or the economy. Adjustable rate multi-family residential real estate loans generally pose credit risks not inherent in fixed-rate loans, primarily because as interest rates rise, the borrowers’ payments rise, increasing the potential for default. Additionally, adjustable rate multi-family residential real estate loans generally do not contain periodic and lifetime caps on interest rate changes. We seek to minimize the additional risk presented by adjustable rate multi-family residential real estate loans through underwriting criteria that require such loans to be qualified at origination with sufficient debt coverage ratios under increasing interest rate scenarios.

Commercial real estate loans: Commercial real estate loans include loans secured by owner occupied and non-owner occupied properties used for business purposes, such as manufacturing facilities, office buildings or retail facilities generally located within our primary market area. Underwriting policies provide that commercial real estate loans may be made in amounts up to 75% of the lower of the appraised value or purchase price of the property. In underwriting commercial real estate loans, we consider the appraised value and net operating income of the property, the debt service ratio and the property owner’s and/or guarantor’s financial strength, expertise and credit history. We offer both fixed and adjustable rate loans. Fixed rates are generally limited to three to five years, at which time they convert to adjustable rate loans. Because payments on loans secured by commercial real estate properties are dependent on successful operation or management of the properties, repayment of commercial real estate loans may be subject to a greater extent to adverse conditions in the real estate market or the economy. Adjustable rate commercial real estate loans generally pose credit risks not inherent in fixed-rate loans, primarily because as interest rates rise, the borrowers’ payments rise, increasing the potential for default. Additionally, adjustable rate commercial real estate loans generally do not contain periodic and lifetime caps on interest rate changes. We seek to minimize the additional risk presented by adjustable rate commercial real estate loans through underwriting criteria that require such loans to be qualified at origination with sufficient debt coverage ratios under increasing interest rate scenarios.

Construction loans: Construction loans include loans to finance the construction of residential and commercial properties generally located within our primary market area. Construction loans are fixed or adjustable-rate loans which may convert to permanent loans with maturities of up to 30 years. Our policies provide that construction loans may be made in amounts up to 75% of the appraised value of the property, and an independent appraisal of the property is required. Loan proceeds are disbursed in increments as construction progresses and as inspections warrant, and regular inspections are required to monitor the progress of construction. In underwriting construction loans, we consider the property owner’s and/or guarantor’s financial strength, expertise and credit history. Construction financing is considered to involve a higher degree of credit risk than long-term financing on improved, owner occupied real estate. Risk of loss on a construction loan is dependent largely upon the accuracy of the initial estimate of the property’s value at completion of construction or development compared to the estimated cost (including interest) of construction. If the estimate of value proves to be inaccurate, we may be confronted with a project, when completed, having a value which is insufficient to assure full repayment. We attempt to reduce such risks on construction loans through inspections of construction progress on the property and by requiring personal guarantees and reviewing current personal financial statements and tax returns, as well as other projects of the developer.

Home equity lines of credit: Home equity lines of credit include both loans we originate for portfolio and purchased loans. We originate home equity lines of credit to customers generally within our primary market area. Home equity lines of credit are variable rate loans and the interest rate adjusts monthly at various margins above the prime rate of interest as disclosed in The Wall Street Journal. The margin is based on certain factors including the loan balance, value of collateral, election of auto-payment, and the borrower’s FICO® score. The amount of the line is based on the borrower’s credit, income and equity in the home. When combined with the balance of the prior mortgage liens, these lines generally may not exceed 89.9% of the appraised value of the property at the time of the loan commitment. The lines are secured by a subordinate lien on the underlying real estate and are, therefore, vulnerable to declines in property values in the geographic areas where the properties are located. Credit approval for home equity lines of credit requires income sufficient to repay principal and interest due, stability of employment, an established credit record and sufficient collateral. Collectibility of home equity lines of credit are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances. In 2005 and 2006, we purchased home equity lines of credit collateralized by properties located throughout the United States. The purchased home equity lines of credit present higher risk than the home equity lines of credit we originate for our portfolio as they include properties in geographic areas that have experienced significant declines in housing values, such as California, Florida and Virginia. The collateral values associated with certain loans in these states have declined by up to approximately 55% since these loans were originated in 2005 and 2006, and as a result, some loan balances exceed collateral values. We continue to monitor collateral values and borrower FICO ® scores on both purchased and portfolio loans and, when the situation warrants, have frozen the lines of credit.

Other consumer loans: Other consumer loans include closed-end home equity, home improvement, auto and credit card loans to consumers generally located within our primary market area. Credit approval for other consumer loans requires income sufficient to repay principal and interest due, stability of employment, an established credit record and sufficient collateral for secured loans. Consumer loans typically have shorter terms and lower balances with higher yields as compared to real estate mortgage loans, but generally carry higher risks of default. Consumer loan collections are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances.

CFBank’s charge-off policy for commercial loans, single-family residential real estate loans, multi-family residential real estate loans, commercial real estate loans, construction loans and home equity lines of credit requires management to record a specific reserve or charge-off as soon as it is apparent that the borrower is troubled and there is, or likely will be a collateral shortfall related to the estimated value of the collateral securing the loan. Other consumer loans are typically charged off no later than 90 days past due.

Servicing Rights: When mortgage loans are sold with servicing retained, servicing rights are initially recorded at fair value with the income statement effect recorded in gains on sales of loans. Fair value is based on market prices for comparable mortgage servicing contracts, when available, or alternatively, is based on a valuation model that calculates the present value of estimated future net servicing income. All classes of servicing assets are subsequently measured using the amortization method which requires servicing rights to be amortized into noninterest income in proportion to, and over the period of, the estimated future net servicing income of the underlying loans.

Servicing assets are evaluated for impairment based upon the fair value of the rights as compared to carrying amount. Impairment is determined by stratifying rights into groupings based on predominant risk characteristics, such as interest rate, loan type and investor type. Impairment is recognized through a valuation allowance for an individual grouping, to the extent that fair value is less than the carrying amount. If it is later determined that all or a portion of the impairment no longer exists for a particular grouping, a reduction of the allowance may be recorded as an increase to income. Changes in valuation allowances are reported with loan servicing fees, net on the income statement. The fair values of servicing rights are subject to significant fluctuations as a result of changes in estimated and actual prepayment speeds and default rates and losses.

Servicing fee income, which is reported on the income statement as loan servicing fees, net is recorded for fees earned for servicing loans. The fees are based on a contractual percentage of the outstanding principal, or a fixed amount per loan, and are recorded as income when earned. The amortization of mortgage servicing rights is netted against loan servicing fee income. Loan servicing fees, net totaled $22, $21 and $36 for the years ended December 31, 2011, 2010 and 2009, respectively. Late fees and ancillary fees related to loan servicing are not material.

Transfers of Financial Assets: Transfers of financial assets are accounted for as sales when control over the assets has been relinquished. Control over transferred assets is deemed to be surrendered when the assets have been isolated from the Company, the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Foreclosed Assets: Assets acquired through or instead of loan foreclosure are initially recorded at fair value less costs to sell when acquired, establishing a new cost basis. These assets are subsequently accounted for at lower of cost or fair value less estimated costs to sell. If fair value declines subsequent to foreclosure, a valuation allowance is recorded through expense. Operating costs after acquisition are expensed.

Premises and Equipment: Land is carried at cost. Premises and equipment are stated at cost less accumulated depreciation. Buildings and related components are depreciated using the straight-line method with useful lives ranging from 3 to 40 years. Furniture, fixtures and equipment are depreciated using the straight-line method with useful lives ranging from 2 to 25 years.

Federal Home Loan Bank (FHLB) stock: CFBank is a member of the FHLB system. Members are required to own a certain amount of stock based on the level of borrowings and other factors, and may invest in additional amounts. FHLB stock is carried at cost, classified as a restricted security, and periodically evaluated for impairment based on ultimate recovery of par value. Both cash and stock dividends are reported as income.

Bank Owned Life Insurance: CFBank purchased life insurance policies on certain directors and employees in 2002. Bank owned life insurance is recorded at the amount that can be realized under the insurance contract at the balance sheet date, which is the cash surrender value adjusted for other charges or other amounts due that are probable at settlement.

Other Intangible Assets: Other intangible assets consist of identified intangibles from the purchase of the remaining two-thirds interest in Smith Ghent LLC in October 2009. The intangible asset was initially measured at fair value and is being amortized on a straight-line method over the estimated life of 4.5 years.

Loan Commitments and Related Financial Instruments: Financial instruments include off-balance-sheet credit instruments, such as commitments to make loans and commercial letters of credit, issued to meet customer financing needs. The face amount for these items represents the exposure to loss, before considering customer collateral or ability to repay. Such financial instruments are recorded when they are funded.

Derivatives: Derivative financial instruments are recognized as assets or liabilities at fair value. The Company’s derivatives consist mainly of interest rate swap agreements, which are used as part of its asset liability management program to help manage interest rate risk. The Company does not use derivatives for trading purposes. The derivative transactions are considered instruments with no hedging designation, otherwise known as stand-alone derivatives. Changes in the fair value of the derivatives are reported currently in earnings, as other noninterest income.

Mortgage Banking Derivatives: Commitments to fund mortgage loans to be sold into the secondary market, otherwise known as interest rate locks, are accounted for as free standing derivatives. Fair values of these mortgage derivatives are based on anticipated gains on the underlying loans. Changes in the fair values of these derivatives are included in net gains on sales of loans.

Stock-Based Compensation: Compensation cost is recognized for stock options and restricted stock awards issued to directors and employees, based on the fair value of these awards at the date of grant. A Black-Scholes model is utilized to estimate the fair value of stock options, while the market price of the Company’s common stock at the date of grant is used for restricted stock awards. Compensation cost is recognized over the required service period, generally defined as the vesting period. For awards with graded vesting, compensation cost is recognized on a straight-line basis over the required service period for each separately vesting portion of the award.

Income Taxes: Income tax expense is the total of the current year income tax due or refundable and the change in deferred tax assets and liabilities. Deferred tax assets and liabilities are the expected future tax amounts for the temporary differences between carrying amounts and tax bases of assets and liabilities, computed using enacted tax rates. A valuation allowance of $4,312 was recorded in 2009 to reduce the carrying amount of the Company’s net deferred tax asset to zero. See Note 14 – Income Taxes.

A tax position is recognized as a benefit only if it is “more likely than not” that the tax position would be sustained in a tax examination, with a tax examination being presumed to occur. The amount recognized is the largest amount of tax benefit that is greater than 50% likely of being realized on examination. For tax positions not meeting the “more likely than not” test, no tax benefit is recorded.

The Company recognizes interest related to income tax matters as interest expense and penalties related to income tax matters as other noninterest expense.

Retirement Plans: Pension expense is the amount of annual contributions to the multi-employer contributory trusteed pension plan. Employee 401(k) and profit sharing plan expense is the amount of matching contributions. Supplemental retirement plan expense allocates the benefits over years of service.

Earnings (Loss) Per Common Share: Basic earnings (loss) per common share is net income (loss) available to common stockholders divided by the weighted average number of common shares outstanding during the period. All outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends are considered participating securities for this calculation. Diluted earnings (loss) per common share includes the dilutive effect of additional potential common shares issuable under stock options and the common stock warrant.

Comprehensive Income (Loss): Comprehensive income (loss) consists of net income (loss) and other comprehensive income (loss). Other comprehensive income (loss) includes unrealized gains and losses on securities available for sale, which are also recognized as a separate component of equity.

Loss Contingencies: Loss contingencies, including claims and legal actions arising in the ordinary course of business, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated. Management does not believe there now are such matters that will have a material effect on the financial statements. See Note 25 – Contingent Liabilities.

Restrictions on Cash: Cash on hand or on deposit with the Federal Reserve Bank (FRB) is required to meet regulatory reserve and clearing requirements. Cash on deposit with the FHLB includes $800 pledged as collateral for FHLB advances.

Equity: Treasury stock is carried at cost. The carrying value of preferred stock and the common stock warrant is based on allocation of issuance proceeds, net of issuance costs, in proportion to their relative fair values. Preferred stock is carried net of the discount established through the allocation of proceeds.

Dividend Restriction: Banking regulations require maintaining certain capital levels and may limit the dividends paid by CFBank to the Holding Company or by the Holding Company to stockholders. On December 5, 2008, the Company issued 7,225 shares of Central Federal Corporation Fixed Rate Cumulative Perpetual Preferred Stock, Series A (Preferred Stock) to the United States Department of the Treasury (U.S. Treasury) under the Troubled Asset Relief Program (TARP) Capital Purchase Program. While the Preferred Stock remains outstanding, dividends on the Company’s common stock are limited to a quarterly cash dividend of a maximum of $.05 per share. In addition, while any dividends on the Preferred Stock remain unpaid, no dividends may be declared or paid on common stock. Pursuant to Holding Company Order, as defined in Note 2 Going Concern Consideration and Management’s Plans, the Holding Company may not declare, make, or pay any cash dividends (including dividends on the preferred stock, or its common stock) or other capital distributions or purchase, repurchase or redeem or commit to purchase, repurchase, or redeem any Holding Company equity stock without the prior written non-objection of the Board of Governors of the Federal Reserve System (FED).

Fair Value of Financial Instruments: Fair values of financial instruments are estimated using relevant market information and other assumptions, as more fully disclosed in Note 6 – Fair Value. Fair value estimates involve uncertainties and matters of significant judgment regarding interest rates, credit risk, prepayments, and other factors, especially in the absence of broad markets for particular items. Changes in assumptions or in market conditions could significantly affect these estimates.

Operating Segments: While the chief decision-makers monitor the revenue streams of the Company’s various products and services, operations are managed and financial performance is evaluated on a Company-wide basis. Operating results are not reviewed by senior management to make resource allocation or performance decisions. Accordingly, all of the financial service operations are considered by management to be aggregated in one reportable operating segment.

Reclassifications: Some items in the prior year financial statements were reclassified to conform to the current presentation. Reclassifications had no effect on prior year net loss or stockholders’ equity.

Adoption of New Accounting Standards:

In April 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-02 to Receivables (ASC 310), A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring. This ASU amended existing guidance for assisting a creditor in determining whether a restructuring is a TDR. The amendments clarify the guidance for a creditor’s evaluation of whether it has granted a concession and whether a debtor is experiencing financial difficulties. With regard to determining whether a concession has been granted, the ASU clarifies that creditors are precluded from using the effective interest method to determine whether a concession has been granted. In the absence of using the effective interest method, a creditor must now focus on other considerations such as the value of the underlying collateral, evaluation of other collateral or guarantees, the debtor’s ability to access other funds at market rates, interest rate increases and whether the restructuring results in a delay in payment that is insignificant. This guidance is effective for interim and annual reporting periods beginning after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. For purposes of measuring impairment on newly identified TDRs, the amendments should be applied prospectively for the first interim or annual period beginning on or after June 15, 2011. As a result of adopting the amendments in ASU No. 2011-02, CFBank reassessed all restructurings that occurred on or after the beginning of the current fiscal year (January 1, 2011) for identification as TDRs. CFBank identified as TDRs certain receivables for which the allowance for credit losses had previously been measured under a general allowance for credit losses methodology. Upon identifying those receivables as TDRs, CFBank identified them as impaired under the guidance in Section 310-10-35. The amendments in ASU No. 2011-02 require prospective application of the impairment measurement guidance in Section 310-10-35 for those receivables newly identified as impaired. At the end of the first annual period of adoption (December 31, 2011), the recorded investment in receivables for which the allowance for credit losses was previously measured under a general allowance for credit losses methodology and are now impaired under Section 310-10-35 was $4,478, and the allowance for credit losses associated with those receivables, on the basis of a current valuation of loss, was $850.

In September 2011, the FASB issued ASU No. 2011-09 to Compensation – Retirement Benefits – Multiemployer Plans, (ASC 715), Disclosures about an Employer’s Participation in a Multiemployer Plan. The amendments in this ASU require that employers who participate in multiemployer pension plans provide additional quantitative and qualitative disclosures. The amended disclosures will provide users with more detailed information about an employer’s involvement in multiemployer pension plans, including: the plan names and identifying numbers, the level of an employer’s participation in the plans including contributions, the financial health of the multiemployer plans including the funded status, and the nature of the employer commitments to the plan. The amendments in this update are effective for annual periods for fiscal years ending after December 15, 2011, with early adoption permitted. The amendments should be applied retrospectively for all prior periods presented. The adoption of this ASU did not have a material impact on the Company’s consolidated financial statements.

Effect of Newly Issued But Not Yet Effective Accounting Standards:

In May 2011, the FASB issued ASU No. 2011-04 to Fair Value Measurement (ASC 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements is U.S. GAAP and IFRSs. This ASU amends existing guidance to achieve common fair value measurement and disclosure requirements between U.S. and international accounting principles. Overall, the guidance is consistent with existing U.S. accounting principles; however, there are some amendments that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments in this guidance are effective for interim and annual reporting periods beginning after December 15, 2011. The Company is currently evaluating the impact of this amendment on the consolidated financial statements.

In June 2011, the FASB issued ASU No. 2011-05 to Comprehensive Income (ASC 220), Presentation of Comprehensive Income. This ASU amended existing guidance and eliminated the option to present the components of other comprehensive income as part of the statement of changes in stockholder’s equity. The amendment requires that comprehensive income be presented in either a single continuous statement or in two separate consecutive statements. The amendments in this update are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and are to be applied retrospectively. Early adoption is permitted. The adoption of this amendment will change the Company’s presentation of the components of other comprehensive income, which is currently shown as part of the consolidated statement of changes in stockholder’s equity.

In December 2011, the FASB issued ASU No. 2011-12 to Comprehensive Income (ASC 220), Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in ASU 2011-05. This ASU amended the guidance in ASU 2011-05 related to the presentation of the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income. The amendments in this ASU are effective at the same time as the amendments in ASU 2011-05 so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that this ASU is deferring. The amendments in this ASU are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this ASU is not expected to have a material effect on the Company’s consolidated financial statements.

Going Concern considerations and Management's Plan	12 Months Ended
Dec. 31, 2011
Going Concern considerations and Management's Plan [Abstract]
GOING CONCERN CONSIDERATIONS AND MANAGEMENT'S PLANS

NOTE 2 – GOING CONCERN CONSIDERATIONS AND MANAGEMENT’S PLANS

Going Concern Considerations:

The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business for the foreseeable future. However, the events and circumstances described in this Note create an uncertainty about the Company’s ability to continue as a going concern.

On May 25, 2011, the Holding Company and CFBank each consented to the issuance of an Order to Cease and Desist (the Holding Company Order and the CFBank Order, respectively, and collectively, the Orders) by the Office of Thrift Supervision (OTS), the primary regulator of the Holding Company and CFBank at the time the Orders were issued. In July 2011, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), the FED replaced the OTS as the primary regulator of the Holding Company and the Office of the Comptroller of the Currency (OCC) replaced the OTS as the primary regulator of CFBank.

The Holding Company Order requires it, among other things, to: (i) submit by June 30, 2011 (and update by December 31, 2011 and every December 31 thereafter) a capital plan to regulators that establishes a minimum tangible capital ratio commensurate with the Holding Company’s consolidated risk profile, reduces the risk from current debt levels and addresses the Holding Company’s cash flow needs; (ii) not pay cash dividends, redeem stock or make any other capital distributions without prior regulatory approval; (iii) not pay interest or principal on any debt or increase any Holding Company debt or guarantee the debt of any entity without prior regulatory approval; (iv) obtain prior regulatory approval for changes in directors and senior executive officers; and (v) not enter into any new contractual arrangement related to compensation or benefits with any director or senior executive officer without prior notification to regulators.

The CFBank Order requires it, among other things, to: (i) have by September 30, 2011, and maintain thereafter, 8% core capital and 12% total risk-based capital, after establishing an adequate allowance for loan and lease losses; (ii) submit by June 30, 2011 (and update by December 31, 2011 and every December 31 thereafter) a capital and business plan to regulators that describes strategies to meet these required capital ratios and contains operating strategies to achieve realistic core earnings; (iii) submit a contingency plan providing for a merger or voluntary dissolution of CFBank if capital does not reach the required levels, which requirement was extended by the OCC until the earlier of 15 days after termination of the stock offering or January 31, 2012, and a further extension of this date has been requested of the OCC; (iv) not originate, participate in or acquire any nonresidential real estate loans or commercial loans without regulatory approval, which prohibition was waived by OCC on November 9, 2011 subject to certain Board approval conditions, loan policies and credit administration procedures; (v) adopt a revised credit administration policy, problem asset reduction plan, management succession plan and liquidity management policy; (vi) limit asset growth to net interest credited on deposit liabilities absent prior regulatory approval for additional growth; (vii) not pay cash dividends or make any other capital distributions without prior regulatory approval; (viii) obtain prior regulatory approval for changes in directors and senior executive officers; (ix) not enter into any new contractual arrangement related to compensation or benefits with any director or senior executive officer without prior notification to regulators; (x) not enter into any significant arrangement or contract with a third party service provider without prior regulatory approval; and (xi) comply with the Federal Deposit Insurance Corporation (FDIC) limits on brokered deposits. As a result of the CFBank Order, CFBank is considered “adequately capitalized” for regulatory purposes.

The Company has been unprofitable for the past three years and, unless additional capital is infused into the Holding Company and CFBank, it is unlikely that we will be able to generate profits in the future. This would cause our capital levels to continue to erode. If that happens, the regulators could take additional enforcement action against us, including the imposition of further operating restrictions. The regulators could also direct us to seek a merger partner or liquidate CFBank.

The Holding Company is significantly dependent on dividends from CFBank to provide the liquidity necessary to meet its obligations. As of December 31, 2011, pursuant to the CFBank Order, CFBank may not declare or pay dividends or make any other capital distributions without receiving the prior written approval of the OCC. Future dividend payments by CFBank to the Holding Company would be based on future earnings and the approval of the OCC. The payment of dividends from CFBank to the Holding Company is not likely to be approved by the OCC while CFBank is suffering significant losses.

The significant directives contained in the Orders, including higher capital requirements, requirements to reduce the level of our classified and criticized assets, growth and operating restrictions, restrictions on brokered deposits, restrictions on certain types of lending and restrictions on dividend payments have impeded and may further impede our ability to operate our business and to effectively compete in our markets. In addition, the regulators must approve any deviation from our business plan, which could limit our ability to make any changes to our business and could negatively impact the scope and flexibility of our business activities.

The requirements of the Orders will remain in effect until terminated, modified or suspended by regulators.

Management’s Plans:

The Company announced the terms of a registered common stock offering of up to $30,000 on August 9, 2011. The registered common stock offering consists of a rights offering of up to $24,965 and a $5,035 offering to a group of standby purchasers. Under the terms of the rights offering, all record holders of the Company’s common stock as of February 8, 2012 received, at no charge, one subscription right for each share of common stock held as of the record date. Each subscription right entitles the holder of the right to purchase 6.0474 shares of Company common stock at a subscription price of $1.00 per share. Shares are also available to the public at $1.00 per share. In addition, for each three shares of common stock purchased, purchasers will receive, at no charge, one warrant to purchase one additional share of common stock at a purchase price of $1.00 per share. The warrants will be exercisable for three years. The Company has separately entered into a series of standby purchase agreements with a group of investors led by Timothy T. O’Dell, Thad R. Perry and Robert E. Hoeweler. Under the standby purchase agreements, the standby purchasers will acquire 5.0 million shares of Company common stock at a price of $1.00 per share and receive warrants with the same terms and conditions as all purchasers in the rights offering. The standby purchasers have conditioned their purchase of shares of common stock upon the receipt by the Company of at least $16,500 in net proceeds from the rights offering. The registration statement related to the rights offering is on file with the SEC and became effective on February 8, 2012.

A portion of the proceeds from the registered common stock offering is expected to be retained by the Holding Company for general corporate purposes and is estimated to be sufficient to support the Holding Company’s cash requirements. Given the uncertainty surrounding CFBank’s future ability to pay dividends to the Holding Company, the current levels of problem assets, the continuing depressed economy and the longer periods of time necessary to work out problem assets in the current economy, the Board of Directors and management are relying on completion of the registered common stock offering to provide additional funding to support the Holding Company’s working capital needs. Should the registered common stock offering be unsuccessful, there can be no assurance that additional funding sources will be available, which would have a material adverse impact on our financial condition. Without additional capital, it is unlikely that the Holding Company will have sufficient liquidity to continue to meet its operating expenses as they become due. This could result in the Holding Company being subject to additional regulatory restrictions which could ultimately result in the Holding Company being instructed to seek a merger partner or in CFBank being liquidated.

The Holding Company’s available cash at December 31, 2011 is sufficient to cover operating expenses and expenses in connection with the registered common stock offering, at their current projected levels, for approximately 6 months. The Board of Directors elected to defer scheduled dividend payments related to the Preferred Stock beginning with the November 15, 2010 payment, and the interest payments on the subordinated debentures beginning with the December 30, 2010 payment, in order to preserve cash at the Holding Company. The Company expects that the Board will also elect to defer future payments until the Company is recapitalized. Pursuant to the Holding Company Order, the Holding Company may not pay dividends on the Preferred Stock or interest on the subordinated debentures without the prior written notice to and written non-objection from the FED.

As of December 31, 2011, the Company had incurred $652 in costs related to the registered common stock offering that are included in other assets in the consolidated balance sheet. The Company expects to incur additional costs prior to completion of the stock offering. In the event the registered common stock offering is not successful, these costs will be charged against current operations and will have a negative impact on earnings.

Because CFBank is no longer considered to be well-capitalized for regulatory purposes, it is prohibited from accepting or renewing brokered deposits, including reciprocal deposits in the Certificate of Deposit Account Registry Service ® (CDARS) program, without FDIC approval. CFBank received limited waivers from the prohibition on renewal of reciprocal CDARS deposits from the FDIC, each for 90 day periods which expired on September 20, 2011, December 19, 2011, March 18, 2012 and a current limited waiver which expires on June 16, 2012. The current limited waiver allows CFBank to roll over or renew core deposits in the reciprocal CDARS program that have yet to mature or have matured and remained with CFBank between March 19, 2012 and June 16, 2012. Management intends to submit additional requests for waivers in the future; however, there can be no assurance that the requests will be granted by the FDIC or that customers will roll over or renew their CDARS deposits even if CFBank is granted additional waivers.

The prohibition on brokered deposits significantly limits CFBank’s ability to participate in the CDARS program and impacts CFBank’s liquidity management. As a result of the losses in 2009, 2010 and the first quarter of 2011, management had been concerned that CFBank would be restricted from accepting or renewing brokered deposits, in addition to other regulatory restrictions, and moved aggressively in 2011, prior to receipt of the CFBank Order, to build on-balance-sheet liquidity to deal with scheduled brokered deposit maturities and the potential impact of other regulatory restrictions on liquidity. At December 31, 2011, CFBank had $53,925 in brokered deposits with maturity dates from January 2012 through August 2016. At December 31, 2011, cash, unpledged securities and deposits in other financial institutions totaled $63,959, which was sufficient to cover all brokered deposit maturities.

We have taken such actions as we believe are necessary to comply with all requirements of the Orders which are currently effective, except the higher capital requirements, and we are continuing to work toward compliance with the provisions of the Orders having future compliance dates.

These financial statements do not include any adjustments that may result should the Company be unable to continue as a going concern.

Securities	12 Months Ended
Dec. 31, 2011
Securities [Abstract]
SECURITIES

NOTE 3 – SECURITIES

The following table summarizes the amortized cost and fair value of the available-for-sale securities portfolio at December 31, 2011 and 2010 and the corresponding amounts of gross unrealized gains and losses recognized in accumulated other comprehensive income:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2011
Issued by U.S. government-sponsored entities and agencies:
Mortgage-backed securities - residential	$1,475	$198	$—	$1,673
Collateralized mortgage obligations	16,655	204	16	16,843

Total	$18,130	$402	$16	$18,516

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2010
Issued by U.S. government-sponsored entities and agencies:
Mortgage-backed securities - residential	$1,884	$223	$—	$2,107
Collateralized mortgage obligations	26,242	463	14	26,691

Total	$28,126	$686	$14	$28,798

There was no OTTI recognized in accumulated other comprehensive income for securities available for sale at December 31, 2011 or 2010.

The proceeds from sales of securities and the associated gains in 2011 and 2010 are listed below. There were no proceeds from sales of securities during 2009.

	2011	2010
Proceeds	$12,219	$13,632
Gross gains	353	468
Gross losses	—	—

Tax effect - expense	$—	$159

At year-end 2011 and 2010, there were no debt securities contractually due at a single maturity date. The amortized cost and fair value of mortgage-backed securities and collateralized mortgage obligations, which are not due at a single maturity date, totaled $18,130 and $18,516 at December 31, 2011, respectively, and $28,126 and $28,798 at December 31, 2010, respectively.

Fair value of securities pledged was as follows:

	2011	2010
Pledged as collateral for:
FHLB advances	$9,336	$10,657
Public deposits	2,820	4,210
Customer repurchase agreements	3,557	2,465
Interest-rate swaps	1,464	1,589

Total	$17,177	$18,921

At year-end 2011 and 2010, there were no holdings of securities of any one issuer, other than U.S. government-sponsored entities and agencies, in an amount greater than 10% of stockholders’ equity.

The following table summarizes securities with unrealized losses at December 31, 2011 and December 31, 2010 aggregated by major security type and length of time in a continuous unrealized loss position.

	Less than 12 Months		12 Months or More		Total
December 31, 2011	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Description of Securities
Issued by U.S. government-sponsored entities and agencies:
Collateralized mortgage obligations	$2,882	$16	$—	$—	$2,882	$16

Total temporarily impaired	$2,882	$16	$—	$—	$2,882	$16

	Less than 12 Months		12 Months or More		Total
December 31, 2010	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
Description of Securities
Issued by U.S. government-sponsored entities and agencies:
Collateralized mortgage obligations	$2,091	$14	$—	$—	$2,091	$14

Total temporarily impaired	$2,091	$14	$—	$—	$2,091	$14

The unrealized loss at December 31, 2011 is related to two Ginnie Mae collateralized mortgage obligations, and the unrealized loss at December 31, 2010 is related to one Ginnie Mae collateralized mortgage obligation. These securities carry the full faith and credit guarantee of the U.S. government. Because the decline in fair value is attributable to changes in market conditions, and not credit quality, and because the Company does not have the intent to sell these securities and it is likely that it will not be required to sell these securities before their anticipated recovery, the Company does not consider these securities to be other-than-temporarily impaired at December 31, 2011.

Loans	12 Months Ended
Dec. 31, 2011
Loans [Abstract]
LOANS

NOTE 4 – LOANS

Loans at year-end were as follows:

	2011	2010
Commercial	$25,994	$38,194
Real estate:
Single-family residential	18,214	23,273
Multi-family residential	27,163	35,308
Commercial	69,757	80,725
Construction	—	4,919
Consumer:
Home equity lines of credit	14,921	16,316
Other	1,221	1,790

Subtotal	157,270	200,525
Less: ALLL	(6,110)	(9,758)

Loans, net	$151,160	$190,767

There were no construction loans at December 31, 2011. Construction loans include $2,324 in single-family residential real estate loans and $2,595 in commercial real estate loans at December 31, 2010.

The ALLL is a valuation allowance for probable incurred credit losses in the loan portfolio based on management’s evaluation of various factors including past loan loss experience, the nature and volume of the portfolio, information about specific borrower situations and estimated collateral values, economic conditions and other factors. A provision for loan losses is charged to operations based on management’s periodic evaluation of these and other pertinent factors described in Note 1 of the Notes to Consolidated Financial Statements.

The following table presents the activity in the ALLL by portfolio segment for the year ended December 31, 2011:

		Real Estate				Consumer
	Commercial	Single-family	Multi-family	Commercial	Construction	Home equity lines of credit	Other	Total
Beginning balance	$1,879	$241	$2,520	$4,719	$74	$303	$22	$9,758
Addition to (reduction in) provision for loan losses	1,481	83	2,108	(406)	(74)	183	—	3,375
Charge-offs	(1,296)	(124)	(3,167)	(2,652)	—	(241)	(18)	(7,498)
Recoveries	214	7	9	202	—	27	13	472
Reclass of ALLL on loan-related commitments (1)	3	—	—	—	—	—	—	3

Ending balance	$2,281	$207	$1,470	$1,863	$—	$272	$17	$6,110

(1)	Reclassified from (to) accrued interest payable and other liabilities in the consolidated balance sheet.

Activity in the ALLL was as follows:

	2010	2009
Beginning balance	$7,090	$3,119
Provision for loan losses	8,468	9,928
Reclassification of ALLL on loan-related commitments (1)	10	(36)
Loans charged-off	(6,165)	(6,264)
Recoveries	355	343

Ending balance	$9,758	$7,090

(1)	Reclassified from (to) accrued interest payable and other liabilities in the consolidated balance sheet.

The following table presents the balance in the ALLL and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2011:

		Real Estate			Consumer
	Commercial	Single-family	Multi-family	Commercial	Home equity lines of credit	Other	Total
ALLL:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$624	$—	$11	$262	$—	$—	$897
Collectively evaluated for impairment	1,657	207	1,459	1,601	272	17	5,213

Total ending allowance balance	$2,281	$207	$1,470	$1,863	$272	$17	$6,110

Loans:
Individually evaluated for impairment	$821	$—	$5,090	$6,085	$135	$—	$12,131
Collectively evaluated for impairment	25,173	18,214	22,073	63,672	14,786	1,221	145,139

Total ending loan balance	$25,994	$18,214	$27,163	$69,757	$14,921	$1,221	$157,270

The following table presents the balance in the ALLL and the recorded investment in loans by portfolio segment and based on impairment method as of December 31, 2010:

		Real Estate				Consumer
	Commercial	Single-family	Multi-family	Commercial	Construction	Home equity lines of credit	Other	Total
ALLL:
Ending allowance balance attributable to loans:
Individually evaluated for impairment	$332	$—	$1,296	$1,276	$—	$—	$—	$2,904
Collectively evaluated for impairment	1,547	241	1,224	3,443	74	303	22	6,854

Total ending allowance balance	$1,879	$241	$2,520	$4,719	$74	$303	$22	$9,758

Loans:
Individually evaluated for impairment	$2,223	$142	$3,985	$4,250	$—	$138	$—	$10,738
Collectively evaluated for impairment	35,971	23,131	31,323	76,475	4,919	16,178	1,790	189,787

Total ending loan balance	$38,194	$23,273	$35,308	$80,725	$4,919	$16,316	$1,790	$200,525

The following table presents loans individually evaluated for impairment by class of loans as of and for the year ended December 31, 2011. The unpaid principal balance is the contractual principal balance outstanding. The recorded investment is the unpaid principal balance adjusted for partial charge-offs, purchase premiums and discounts, deferred loan fees and costs and includes accrued interest. There was no cash-basis interest income recognized during the year ended December 31, 2011.

	Unpaid Principal Balance	Recorded Investment	ALLL Allocated	Average Recorded Investment	Interest Income Recognized
With no related allowance recorded:
Commercial	$573	$47	$—	$1,171	$—
Real estate:
Single-family residential	—	—	—	23	—
Multi-family residential	6,742	4,996	—	3,396	—
Commercial:
Non-owner occupied	2,171	1,755	—	1,446	—
Owner occupied	876	446	—	1,017	—
Land	—	—	—	—	—
Consumer:
Home equity lines of credit:
Originated for portfolio	135	135	—	136	—

Total with no allowance recorded	10,503	6,379	—	7,189	—

With an allowance recorded:
Commercial	796	774	624	428	30
Real estate:
Multi-family residential	94	94	11	48	3
Commercial:
Non-owner occupied	2,823	2,823	210	1,322	85
Owner occupied	411	411	20	211	43
Land	766	650	32	681	42

Total with an allowance recorded	4,890	4,752	897	2,690	203

Total	$15,393	$12,131	$897	$9,879	$203

The following table presents loans individually evaluated for impairment by class of loans as of December 31, 2010:

	Unpaid Principal Balance	Recorded Investment	ALLL Allocated
With no related allowance recorded:
Commercial	$937	$587	$—
Real estate:
Single-family residential	461	142	—
Commercial:
Owner occupied	78	78	—
Land	695	700	—
Consumer:
Home equity lines of credit:
Originated for portfolio	138	138	—

Total with no allowance recorded	2,309	1,645	—

With an allowance recorded:
Commercial	2,035	1,636	332
Real estate:
Multi-family residential	3,996	3,985	1,296
Commercial:
Non-owner occupied	2,551	2,419	1,244
Owner occupied	1,055	1,053	32

Total with an allowance recorded	9,637	9,093	2,904

Total	$11,946	$10,738	$2,904

	2010	2009
Average of individually impaired loans during the year	$11,722	$7,341
Interest income recognized during impairment	41	—

There was no cash basis interest income recognized during the years ended December 31, 2010 or 2009.

The following table presents the recorded investment in nonaccrual loans by class of loans as of December 31, 2011 and 2010:

	2011	2010
Nonaccrual loans:
Commercial	$47	$2,084
Real estate:
Single-family residential	736	266
Multi-family residential	4,996	3,986
Commercial:
Non-owner occupied	1,910	2,419
Owner occupied	446	1,131
Consumer:
Home equity lines of credit:
Originated for portfolio	157	161
Purchased for portfolio	9	—
Other consumer	—	10

Total nonaccrual and nonperforming loans	$8,301	$10,057

Nonaccrual loans include both smaller balance single-family mortgage and consumer loans that are collectively evaluated for impairment and individually classified impaired loans. There were no loans 90 days or more past due and still accruing interest at December 31, 2011 or 2010.

The following table presents the aging of the recorded investment in past due loans by class of loans as of December 31, 2011:

	30 - 59 Days Past Due	60 - 89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Loans Not Past Due	Nonaccrual Loans Not > 90 days Past Due
Commercial	$103	$—	$—	$103	$25,891	$47
Real estate:
Single-family residential	714	474	491	1,679	16,535	245
Multi-family residential	—	—	3,065	3,065	24,098	1,931
Commercial:
Non-owner occupied	173	275	68	516	35,899	1,842
Owner occupied	—	—	—	—	27,900	446
Land	—	—	—	—	5,442	—
Consumer:
Home equity lines of credit:
Originated for portfolio	22	—	135	157	12,126	22
Purchased for portfolio	—	—	9	9	2,629	—
Other	—	30	—	30	1,191	—

Total	$1,012	$779	$3,768	$5,559	$151,711	$4,533

The following table presents the aging of the recorded investment in past due loans by class of loans as of December 31, 2010:

	30 - 59 Days Past Due	60 - 89 Days Past Due	Greater than 90 Days Past Due	Total Past Due	Loans Not Past Due	Nonaccrual Loans Not > 90 days Past Due
Commercial	$449	$—	$—	$449	$37,745	$2,084
Real estate:
Single-family residential	1,104	444	266	1,814	21,459	—
Multi-family residential	—	—	1,242	1,242	34,066	2,744
Commercial:
Non-owner occupied	1,188	—	2,419	3,607	36,687	—
Owner occupied	—	—	1,053	1,053	33,516	78
Land	—	—	—	—	5,862	—
Construction	—	—	—	—	4,919	—
Consumer:
Home equity lines of credit:
Originated for portfolio	1	54	—	55	12,850	161
Purchased for portfolio	—	—	—	—	3,411	—
Other	23	41	—	64	1,726	10

Total	$2,765	$539	$4,980	$8,284	$192,241	$5,077

TDRs:

The Company has allocated $897 and $714 of specific reserves to loans whose terms have been modified in TDRs as of December 31, 2011 and 2010. The Company has not committed to lend additional amounts as of December 31, 2011 or 2010 to customers with outstanding loans that are classified as TDRs.

During the year ended December 31, 2011, the terms of certain loans were modified as TDRs, where concessions had been granted to borrowers experiencing financial difficulties. The modification of the terms of such loans may have included one or a combination of the following: a reduction of the stated interest rate of the loan; an increase in the stated rate of interest lower than the current market rate for new debt with similar risk; an extension of the maturity date; or a change in the payment terms.

Modifications involving a reduction of the stated interest rate of the loan were for periods ranging from 1 to 7 years. Modifications involving an extension of the maturity date were for periods ranging from 2 months to 10 years.

The following table presents loans modified as TDRs by class of loans during the year ended December 31, 2011:

	Number of Loans	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
TDR’s:
Commercial	4	$1,127	$1,105

Real estate:
Multi-family residential	2	2,507	2,051
Commercial:
Non-owner occupied	5	2,710	2,710
Owner occupied	3	1,355	1,355
Land	7	655	655

Total	21	$8,354	$7,876

The TDRs described above increased the allowance for loan losses by $897 and resulted in charge-offs of $699 during the year ended December 31, 2011.

There was one commercial loan with a total recorded investment of $47 at December 31, 2011 which had been modified as a TDR in May 2011 for which there was a payment default within twelve months following the modification during the year ended December 31, 2011. A loan is considered to be in payment default once it is 90 days contractually past due under the modified terms, at which time the loan is re-evaluated to determine whether an impairment loss should be recognized, either through a write-off or specific valuation allowance, so that the loan is reported, net, at the present value of estimated future cash flows, or at the fair value of collateral, less cost to sell, if repayment is expected solely from the collateral. The TDR that subsequently defaulted resulted in a charge-off of $126 during the year ended December 31, 2011.

The terms of certain other loans were modified during the year ended December 31, 2011 that did not meet the definition of a TDR. These loans had a total recorded investment of $17,498 as of December 31, 2011. The modification of these loans involved either a modification of the terms of a loan to borrowers who were not experiencing financial difficulties, a delay in a payment that was considered to be insignificant or there were no concessions granted.

In order to determine whether a borrower is experiencing financial difficulty, an evaluation is performed of the probability that the borrower will be in payment default on any of its debt in the foreseeable future without the modification. This evaluation is performed under the Company’s internal underwriting policy.

Certain loans which were modified during the year ended December 31, 2011 did not meet the definition of a TDR as the modification was a delay in a payment that was considered to be insignificant. These modifications involved delays in payment ranging from 15 days to 6 months.

Nonaccrual loans include loans that were modified and identified as TDRs and the loans are not performing. At December 31, 2011 and 2010, nonaccrual troubled debt restructurings were as follows:

	2011	2010
Commercial	$47	$1,597
Real estate:
Single-family residential	—	142
Multi-family residential	2,527	2,744
Commercial:
Owner occupied	446	—

Total	$3,020	$4,483

Nonaccrual loans at December 31, 2011 and 2010 do not include $4,597 and $839, respectively, in troubled debt restructurings where customers have established a sustained period of repayment performance, loans are current according to their modified terms and repayment of the remaining contractual payments is expected. These loans are included in total impaired loans.

Credit Quality Indicators:

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt, such as current financial information, historical payment experience, credit documentation, public information and current economic trends, among other factors. Management analyzes loans individually by classifying the loans as to credit risk. This analysis includes commercial, commercial real estate and multi-family residential real estate loans. Internal loan reviews for these loan types are performed at least annually, and more often for loans with higher credit risk. Adjustment to loan risk ratings are based on the reviews and at any time information is received that may affect risk ratings. The following definitions are used for risk ratings:

Special Mention. Loans classified as special mention have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of CFBank’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that there will be some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, condition and values, highly questionable and improbable.

Loans not meeting the criteria to be classified into one of the above categories are considered to be not rated or pass-rated loans. Loans listed as not rated are included in groups of homogeneous loans. Past due information is the primary credit indicator for groups of homogenous loans. Loans listed as pass-rated loans are loans that are subject to internal loan reviews and are determined not to meet the criteria required to be classified as special mention, substandard, doubtful or loss. The recorded investment in loans by risk category and by class of loans as of December 31, 2011 and based on the most recent analysis performed follows.

	Not Rated	Pass	Special Mention	Substandard	Doubtful	Total
Commercial	$432	$19,591	$2,062	$3,909	$—	$25,994
Real estate:
Single-family residential	17,478	—	—	736	—	18,214
Multi-family residential	—	15,395	4,539	6,822	407	27,163
Commercial:
Non-owner occupied	365	22,159	5,717	8,176	—	36,417
Owner occupied	—	22,526	3,474	1,898	—	27,898
Land	954	1,123	—	3,365	—	5,442
Consumer:
Home equity lines of credit:
Originated for portfolio	12,126	—	—	157	—	12,283
Purchased for portfolio	2,182	—	447	9	—	2,638
Other	1,221	—	—	—	—	1,221

	$34,758	$80,794	$16,239	$25,072	$407	$157,270

The recorded investment in loans by risk category and class of loans as of December 31, 2010 follows: There were no loans rated doubtful at December 31, 2010.

	Special Mention	Special Mention	Special Mention	Special Mention	Special Mention
	Not Rated	Pass	Special Mention	Substandard	Total
Commercial	$473	$26,102	$6,281	$5,338	$38,194

Real Estate:
Single-family residential	23,007	—	—	266	23,273
Multi-family residential	—	21,021	4,529	9,758	35,308
Commercial:
Non-owner occupied	91	27,412	4,247	8,544	40,294
Owner occupied	499	27,253	5,090	1,727	34,569
Land	1,089	1,985	—	2,788	5,862
Construction	—	4,919	—	—	4,919

Consumer:
Home equity lines of credit:
Originated for portfolio	12,744	—	—	161	12,905
Purchased for portfolio	2,572	—	839	—	3,411
Other	1,780	—	—	10	1,790

	$42,255	$108,692	$20,986	$28,592	$200,525

Foreclosed Assets	12 Months Ended
Dec. 31, 2011
Foreclosed Assets [Abstract]
FORECLOSED ASSETS

NOTE 5 – FORECLOSED ASSETS

Foreclosed assets at year-end were as follows:

	$2,370	$2,370
	2011	2010
Commercial	$—	$1,000
Commercial real estate	3,509	3,509

Subtotal	3,509	4,509
Valuation allowance	(1,139)	—

Total	$2,370	$4,509

Activity in the valuation allowance was as follows:

$1,139
2011
Beginning of year	$—
Additions charged to expense	1,139
Direct write-downs	—

End of year	$1,139

There was no valuation allowance on foreclosed assets in 2010 or 2009.

Expenses related to foreclosed assets include:

	$1,187	$1,187	$1,187
	2011	2010	2009
Net loss (gain) on sales	$(7)	$—	$(1)
Provision for unrealized losses	1,139	—	—
Operating expenses, net of rental income	55	4	—

	$1,187	$4	$(1)

Foreclosed assets at December 31, 2011 and December 31, 2010 included three commercial real estate properties, while foreclosed assets at December 31, 2010 also included inventory related to a commercial loan. During the year ended December 31, 2011, a $1,139 valuation allowance was established on one of the commercial real estate properties, undeveloped commercial real estate located in Columbus, Ohio, due to a decline in real estate values. A $1,139 charge resulted from this valuation allowance and is included in foreclosed assets expense in the consolidated statement of operations.

Fair Value	12 Months Ended
Dec. 31, 2011
Fair Value [Abstract]
FAIR VALUE

NOTE 6 - FAIR VALUE

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are three levels of inputs that may be used to measure fair values:

Level 1 – Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2 – Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 – Significant unobservable inputs that reflect a company’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The Company used the following methods and significant assumptions to estimate the fair value of each type of asset and liability:

Securities available for sale: The fair value of securities available for sale is determined using pricing models that vary based on asset class and include available trade, bid and other market information or matrix pricing, which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted prices for the specific securities but rather by relying on the securities’ relationship to other benchmark quoted securities (Level 2).

Derivatives: The fair value of derivatives is based on valuation models using observable market data as of the measurement date (Level 2).

Impaired loans: The fair value of impaired loans with specific allocations of the ALLL is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

Loan servicing rights: Fair value is based on a valuation model that calculates the present value of estimated future net servicing income (Level 2).

Loans held for sale: Loans held for sale are carried at fair value, as determined by outstanding commitments from third party investors (Level 2).

Foreclosed assets: Nonrecurring adjustments to certain commercial real estate properties classified as foreclosed assets are measured at fair value, less costs to sell. Fair values are based on recent real estate appraisals. These appraisals may use a single valuation approach or a combination of approaches including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the independent appraisers to adjust for differences between the comparable sales and income data available. Such adjustments are usually significant and typically result in a Level 3 classification of the inputs for determining fair value.

Assets and liabilities measured at fair value on a recurring basis, including financial assets and liabilities for which the Company has elected the fair value option, are summarized below:

Fair Value Measurements at December 31, 2011 Using Significant Other Observable Inputs (Level 2)
Financial Assets:
Securities available for sale:
Issued by U.S. government-sponsored entities and agencies:
Mortgage-backed securities - residential	$1,673
Collateralized mortgage obligations	16,843

Total securities available for sale	$18,516

Loans held for sale	$1,210

Yield maintenance provisions (embedded derivatives)	$999

Interest rate lock commitments	$39

Financial Liabilities:
Interest-rate swaps	$999

Fair Value Measurements at December 31, 2010 Using Significant Other Observable Inputs (Level 2)
Financial Assets:
Securities available for sale:
Issued by U.S. government-sponsored entities and agencies:
Mortgage-backed securities - residential	$2,107
Collateralized mortgage obligations	26,691

Total securities available for sale	$28,798

Loans held for sale	$1,953

Yield maintenance provisions (embedded derivatives)	$686

Interest rate lock commitments	$41

Financial Liabilities:
Interest-rate swaps	$686

The Company had no assets or liabilities measured at fair value on a recurring basis that were measured using Level 1 or Level 3 inputs at December 31, 2011 or 2010.

Assets measured at fair value on a non-recurring basis are summarized below:

	Fair Value Measurements at December 31, 2011 Using
	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Loan servicing rights	$9

Impaired loans:
Commercial		$108
Real Estate:
Multi-family residential		3,065
Commercial:
Non-owner occupied		2,887
Owner occupied		516
Land		233

Total impaired loans		$6,809

Foreclosed assets
Land		$1,209

	Fair Value Measurements at December 31, 2010 Using
	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Loan servicing rights	$17

Impaired loans:
Commercial		1,591
Real Estate:
Single-family residential		142
Multi-family residential		2,690
Commercial:
Non-owner occupied		1,176
Owner occupied		1,020

Total impaired loans		$6,619

The Company had no assets or liabilities measured at fair value on a non-recurring basis that were measured using Level 1 inputs at December 31, 2011 or 2010.

Impaired loan servicing rights, which are carried at fair value, were carried at $9, which was made up of the amortized cost of $11, net of a valuation allowance of $2 at December 31, 2011. At December 31, 2010, impaired loan servicing rights were carried at $17, which was made up of the amortized cost of $22, net of a valuation allowance of $5. There was a $3 increase in earnings with respect to servicing rights for the year ended December 31, 2011, and a $1 charge to earnings with respect to servicing rights for the year ended December 31, 2010.

Impaired loans carried at the fair value of the collateral for collateral dependent loans, had an unpaid principal balance of $10,069, with no valuation allowance, resulting in a $2,898 reduction in the valuation allowance for the year ended December 31, 2011. Impaired collateral dependent loans were written down to the fair value of collateral in 2011 and there were no specific valuation allowances on these loans at December 31, 2011. The amount of charge-offs on these loans totaled $2,638 in 2011. Impaired loans carried at the fair value of collateral had an unpaid principal balance of $10,693 with a valuation allowance of $2,898 at December 31, 2010, resulting in an $865 additional provision for loan losses for the year ended December 31, 2010.

Foreclosed assets which are carried at fair value less costs to sell were carried at $1,209, which was made up of the outstanding balance of $2,348, net of a valuation allowance of $1,139 at December 31, 2011, resulting in a charge of $1,139 for the year ended December 31, 2011. There was no charge against earnings for the year ended December 31, 2010. There were no foreclosed assets measured at fair value for the year ended December 31, 2010.

During the year ended December 31, 2011, the Company did not have any significant transfers of assets or liabilities between those measured using Level 1 or 2 inputs. The Company recognizes transfers of assets and liabilities between Level 1 and 2 inputs based on the information relating to those assets and liabilities at the end of the reporting period.

Carrying amount and estimated fair values of financial instruments at year-end were as follows:

	2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Cash and cash equivalents	$61,436	$61,436	$34,275	$34,275
Interest-bearing deposits in other financial institutions	1,984	1,984	—	—
Securities available for sale	18,516	18,516	28,798	28,798
Loans held for sale	1,210	1,210	1,953	1,953
Loans, net	151,160	155,159	190,767	194,970
FHLB stock	1,942	n/a	1,942	n/a
Accrued interest receivable	92	92	119	119
Yield maintenance provisions (embedded derivatives)	999	999	686	686
Interest rate lock commitments	39	39	41	41

Financial liabilities
Deposits	$(217,049)	$(219,235)	$(227,381)	$(228,859)
FHLB advances	(15,742)	(16,327)	(23,942)	(24,656)
Subordinated debentures	(5,155)	(2,810)	(5,155)	(2,653)
Accrued interest payable	(300)	(300)	(191)	(191)
Interest-rate swaps	(999)	(999)	(686)	(686)

The methods and assumptions used to estimate fair value are described as follows.

Carrying amount is the estimated fair value for cash and cash equivalents, interest bearing deposits in other financial institutions, short-term borrowings, accrued interest receivable and payable, demand deposits, short-term debt, and variable rate loans or deposits that reprice frequently and fully. The methods for determining the fair values for securities and loans held for sale were described previously. For fixed rate loans or deposits and for variable rate loans with infrequent repricing or repricing limits, fair value is based on discounted cash flows using current market rates applied to the estimated life and credit risk. Fair value of FHLB advances are based on current rates for similar financing. Fair value of subordinated debentures is based on discounted cash flows using current market rates for similar debt. It was not practicable to determine the fair value of FHLB stock due to restrictions placed on its transferability. The method for determining the fair values for derivatives (interest-rate swaps, yield maintenance provisions and interest rate lock commitments) was described previously. The fair value of off-balance-sheet items is not considered material.

Loan Servicing	12 Months Ended
Dec. 31, 2011
Loan Servicing [Abstract]
LOAN SERVICING

NOTE 7 - LOAN SERVICING

Mortgage loans serviced for others are not reported as assets. The principal balances of these loans at year-end were as follows:

	2011	2010
Mortgage loans serviced for Freddie Mac	$13,086	$15,633

Custodial escrow balances maintained in connection with serviced loans were $219 and $242 at year-end 2011 and 2010.

Activity for mortgage servicing rights and the related valuation allowance follows:

	2011	2010	2009
Servicing rights, net of valuation allowance:
Beginning of year	$57	$88	$112
Additions	—	1	5
Amortized to expense	(23)	(31)	(33)
Change in valuation allowance	3	(1)	4

End of year	37	57	88

Valuation allowance:
Beginning of year	$5	$4	$8
Additions expensed	—	1	—
Reductions credited to operations	(3)	—	(4)

End of year	$2	$5	$4

The fair value of capitalized mortgage servicing rights was $66 and $86 at year-end 2011 and 2010, respectively. Fair value at year-end 2011 was determined using a 9% discount rate and prepayments speeds ranging from 18.4% to 34.5% depending on the stratification of the specific right. Fair value at year-end 2010 was determined using a 9% discount rate and prepayments speeds ranging from 13.1% to 42.0% depending on the stratification of the specific right.

The weighted average amortization period is 3.0 years.

Premises and Equipment	12 Months Ended
Dec. 31, 2011
Premises and Equipment [Abstract]
PREMISES AND EQUIPMENT

NOTE 8 – PREMISES AND EQUIPMENT

Year-end premises and equipment were as follows:

	2011	2010
Land and land improvements	$1,679	$1,846
Buildings	5,776	5,790
Furniture, fixtures and equipment	2,867	3,048

	10,322	10,684
Less: accumulated depreciation	(4,788)	(4,668)

	$5,534	$6,016

The decrease in land and land improvements for the year ended December 31, 2011 was due to $167 transferred to assets held for sale related to a parcel of land adjacent to the Company’s Fairlawn office that is currently offered for sale.

CFBank leases certain office properties. Rent expense was $4, $8, and $212 for 2011, 2010 and 2009.

In May 2010, CFBank entered into a 5 year operating lease for a mortgage loan production office in Green, Ohio, which was cancellable after 1 year. This lease was cancelled in April 2011. Monthly payments on this lease were $1 through April 2011. Total rent expense under this operating lease was $4 and $8 in 2011 and 2010.

The Holding Company was a one-third owner of Smith Ghent LLC, an Ohio limited liability company that owns and manages the office building at 2923 Smith Road, Fairlawn, Ohio 44333, where the Holding Company’s and CFBank’s headquarters are located. In October 2009, the Holding Company purchased the remaining two-thirds interest, making Smith Ghent LLC a wholly owned subsidiary of the Holding Company. CFBank entered into a 10 year operating lease with Smith Ghent LLC in March 2004 that provided for monthly payments of $11, increasing 2% annually for the life of the lease through March 2014. During 2008, the lease was amended for additional office space and provided for additional monthly payments of $3 through June 30, 2009, at which time the monthly payment continued on a month-to-month basis. Since the purchase of the remaining two-thirds interest in Smith Ghent LLC, both rent expense paid by CFBank and rental income to Smith Ghent LLC are eliminated in consolidation. Total rent expense under this operating lease, as amended, and common area maintenance costs was $212 in 2009.

Deposits	12 Months Ended
Dec. 31, 2011
Deposits, Federal Home Loan Bank Advances and Regulatory Capital Matters [Abstract]
DEPOSITS

NOTE 9 – DEPOSITS

Time deposits of $100 or more were $98,934 and $86,106 at year-end 2011 and 2010.

Scheduled maturities of time deposits for the next five years were as follows:

2012	$54,912
2013	32,315
2014	25,654
2015	20,393
2016	1,687

Total	$134,961

Time deposits included $53,925 and $68,013 in brokered deposits at year-end 2011 and 2010. See Note 2 – Going Concern Considerations and Management’s Plans for a description of regulatory restrictions on accepting or renewing brokered deposits.

Federal Home Loan Bank Advances	12 Months Ended
Dec. 31, 2011
Deposits, Federal Home Loan Bank Advances and Regulatory Capital Matters [Abstract]
FEDERAL HOME LOAN BANK ADVANCES

NOTE 10 – FEDERAL HOME LOAN BANK ADVANCES

At year end, long-term advances from the FHLB were as follows:

	Rate	2011	2010
Fixed-rate advances:
Maturing:
March 2011	1.90%	$—	$2,200
April 2011	2.88%	—	3,000
July 2011	3.85%	—	3,000
April 2012	2.30%	5,000	5,000
June 2012	2.05%	742	742
January 2014	3.12%	5,000	5,000
May 2014	3.06%	5,000	5,000

Total		$15,742	$23,942

Each advance is payable at its maturity date, with a prepayment penalty for fixed-rate advances.

The advances were collateralized as follows:

	2011	2010
Single-family mortgage loans	$11,141	$14,922
Multi-family mortgage loans	4,222	10,670
Commercial real estate loans	3,384	1,985
Securities	9,336	10,657
Cash	800	800

Total	$28,883	$39,034

Based on the collateral pledged to FHLB and CFBank’s holdings of FHLB stock, CFBank was eligible to borrow up to a total of $20,222 from the FHLB at year-end 2011. The decrease in multi-family mortgage loans pledged to FHLB was due to the credit quality of certain loans previously pledged which did not continue to meet eligibility requirements, as well as principal repayments and payoffs. In May 2011, CFBank was notified by the FHLB that, due to regulatory considerations, CFBank was only eligible for future advances with a maximum maturity of one year. In November 2011, CFBank was notified by the FHLB that the maximum maturity for future advances was further reduced to 180 days.

Payments over the next five years are as follows:

2012	$5,742
2013	—
2014	10,000

Total	$15,742

Other Borrowings	12 Months Ended
Dec. 31, 2011
Other Borrowings [Abstract]
OTHER BORROWINGS

NOTE 11 – OTHER BORROWINGS

At year-end 2011 and 2010, there were no outstanding borrowings with the FRB. Assets pledged as collateral with the FRB were as follows:

	2011	2010
Commercial loans	$6,559	$13,131
Commercial real estate loans	21,007	26,214

	$27,566	39,345

Based on this collateral, CFBank was eligible to borrow up to $14,764 from the FRB at year-end 2011. The decrease in the pledged loan balances at December 31, 2011 was due to the credit quality of certain loans previously pledged which did not continue to meet eligibility requirements, as well as principal repayments and payoffs. In April 2011, CFBank was notified by the FRB that, due to regulatory considerations, it was no longer eligible for borrowings under the FRB’s Primary Credit Program, but was only eligible to borrow under the FRB’s Secondary Credit Program. Under the FRB’s Primary Credit Program, CFBank had access to short-term funds at any time, for any reason based on the collateral pledged. Under the Secondary Credit Program, which involves a higher level of administration, each borrowing request must be individually underwritten and approved by the FRB, CFBank’s collateral is automatically reduced by 10% and the cost of borrowings is 50 bp higher.

CFBank had a $1.0 million line of credit with one commercial bank at December 31, 2011. There was no outstanding balance on this line of credit. Interest on this line accrues daily and is variable based on the commercial bank’s cost of funds and current market returns. CFBank had an unused $3.0 million line of credit with another commercial bank at December 31, 2010, which was terminated by the commercial bank in March 2011 as a result of the credit performance of CFBank’s loan portfolio and its effect on CFBank’s financial performance.

	2011	2010	2009
Commercial bank lines of credit
Average daily balance during the year	$—	$—	$—
Average interest rate during the year	1.44%	3.25%	1.67%
Maximum month-end balance during the year	$—	$—	$—
Weighted average interest rate at year-end	0.38%	3.25%	2.00%

Subordinated Debentures	12 Months Ended
Dec. 31, 2011
Subordinated Debentures [Abstract]
SUBORDINATED DEBENTURES

NOTE 12 – SUBORDINATED DEBENTURES

In December 2003, Central Federal Capital Trust I, a trust formed by the Holding Company, closed a pooled private offering of 5,000 trust preferred securities with a liquidation amount of $1 per security. The Holding Company issued $5,155 of subordinated debentures to the trust in exchange for ownership of all of the common stock of the trust and the proceeds of the preferred securities sold by the trust. The Holding Company is not considered the primary beneficiary of this trust (variable interest entity); therefore, the trust is not consolidated in the Company’s financial statements, but rather the subordinated debentures are shown as a liability. The Holding Company’s investment in the common stock of the trust was $155 and is included in other assets.

The Holding Company may redeem the subordinated debentures, in whole or in part, in a principal amount with integral multiples of $1, on or after December 30, 2008 at 100% of the principal amount, plus accrued and unpaid interest. The subordinated debentures mature on December 30, 2033. The subordinated debentures are also redeemable in whole or in part from time to time, upon the occurrence of specific events defined within the trust indenture. There are no required principal payments on the subordinated debentures over the next five years. The Holding Company has the option to defer interest payments on the subordinated debentures for a period not to exceed five consecutive years.

The Company’s Board of Directors elected to defer interest payments beginning with the quarterly interest payment due on December 30, 2010 in order to preserve cash at the Holding Company. Cumulative deferred interest payments totaled $210,000 at December 31, 2011 and $40,000 at December 31, 2010.

The subordinated debentures have a variable rate of interest, reset quarterly, equal to the three-month London Interbank Offered Rate plus 2.85%, which was 3.43% at year-end 2011 and 3.15% at year-end 2010.

Pursuant to the Holding Company Order, as defined in Note 2 – Going Concern Considerations and Management’s Plans, the Holding Company may not, directly or indirectly, incur, issue, renew, rollover, or pay interest or principal on any debt (including the subordinated debentures) or commit to do so, increase any current lines of credit, or guarantee the debt of any entity, without prior written notice to and written non-objection from the FED.

Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
BENEFIT PLANS

NOTE 13 – BENEFIT PLANS

Multi-employer pension plan: CFBank participates in a multi-employer contributory trusteed pension plan. The retirement benefits to be provided by the plan were frozen as of June 30, 2003 and future employee participation in the plan was stopped. The plan was maintained for all eligible employees and the benefits were funded as accrued. The cost of funding was charged directly to operations.

The unfunded liability at June 30, 2011 totaled $277 and at June 30, 2010 was $242. CFBank’s contributions for the plan year ending June 30, 2012, and the plan years ended June 30, 2011 and June 30, 2010, totaled $91, $60 and $120. Contributions to the plan may vary from period to period due to the change in the plan’s unfunded liability. The unfunded liability is primarily related to the change in plan assets and the change in plan liability from one year to the next. The change in plan assets is based on contributions deposited, benefits paid and the actual rate of return earned on those assets. The change in plan liability is based on demographic changes and changes in the interest rates used to determine plan liability. In the event the actual rate of return earned on plan assets decline, the value of the plan assets will decline. In the event the interest rates used to determine plan liability decrease, plan liability will increase. The combined effect of each change determines the change in the unfunded liability and the change in the employer contributions.

CFBank participates in the Pentegra Defined Benefit Plan for Financial Institutions (the Pentegra DB Plan), a tax-qualified defined-benefit pension plan. The Pentegra DB Plan’s Employer Identification Number is 13-5645888 and the Plan Number is 333. The Pentegra DB Plan operates as a multi-employer plan for accounting purposes and as a multiple-employer plan under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code. There are no collective bargaining agreements in place that require contributions to the Pentegra DB Plan. The Pentegra DB Plan is not subject to a funding improvement plan or a rehabilitation plan requirement.

The Pentegra DB Plan is a single plan under Internal Revenue Code Section 413(c) and, as a result, all of the assets stand behind all of the liabilities. Accordingly, under the Pentegra DB Plan contributions made by a participating employer may be used to provide benefits to participants of other participating employers.

Funded status (market value of plan assets divided by funding target) based on valuation reports as of July 1, 2011 and 2010 was 80.00% and 81.14%, respectively.

Total contributions made to the Pentegra DB Plan, as reported on Form 5500, totaled $203,582 and $133,930 for the plan years ended June 30, 2010 and June 30, 2009, respectively. CFBank’s contributions to the Pentegra DB Plan were not more than 5% of the total contributions to the Pentegra DB Plan.

401(k) Plan: A 401(k) plan allows employee contributions up to the maximum amount allowable under federal tax regulations, which are currently matched in an amount equal to 25% of the first 8% of the compensation contributed. Expense for 2011, 2010 and 2009 was $20, $39 and $40.

Salary Continuation Agreement: In 2004, CFBank initiated a nonqualified salary continuation agreement for the former Chairman Emeritus. Benefits provided under the plan are unfunded, and payments are made by CFBank. Under the plan, CFBank pays him, or his beneficiary, a benefit of $25 annually for 20 years, beginning 6 months after his retirement date, which was February 28, 2008. The expense related to this plan totaled $16, $17 and $17 in 2011, 2010 and 2009. The accrual is included in accrued interest payable and other liabilities in the consolidated balance sheets and totaled $251 at year-end 2011 and $259 at year-end 2010.

Life Insurance Benefits: CFBank entered into agreements with certain employees, former employees and directors to provide life insurance benefits which are funded through life insurance policies purchased and owned by CFBank. The expense related to these benefits totaled $10, $7 and $6 in 2011, 2010 and 2009. The accrual for CFBank’s obligation under these agreements is included in accrued interest payable and other liabilities in the consolidated balance sheets and totaled $189 at year-end 2011 and $179 at year-end 2010.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
INCOME TAXES

NOTE 14 - INCOME TAXES

Income tax expense was as follows:

	2011	2010	2009
Current federal	$—	$198	$(201)
Deferred federal	—	—	1,778

Total	$—	$198	$1,577

Effective tax rates differ from the federal statutory rate of 34% applied to loss before income taxes due to the following:

	2011	2010	2009
Federal statutory rate times financial statement loss	$(1,845)	$(2,269)	$(2,827)
Effect of:
Bank owned life insurance income	(44)	(43)	(43)
Increase in deferred tax valuation allowance	1,876	2,276	4,312
Other	13	234	135

	$—	$198	$1,577

Effective tax rate	0.0%	-3.0%	-19.0%

Year-end deferred tax assets and liabilities were due to the following:

	2011	2010
Deferred tax assets:
Allowance for loan losses	$1,775	$2,339
Deferred loan fees	10	42
Post-retirement death benefits	64	61
Deferred compensation	85	88
Nonaccrual interest	80	76
Other real estate owned loss reserves	394	3
Tax mark-to-market adjustments on securities available for sale	131	228
Net operating loss carryforward	6,628	4,503
Other	120	79

	9,287	7,419
Deferred tax liabilities:
FHLB stock dividend	366	366
Mortgage servicing rights	12	19
Prepaid expenses	46	47
Unrealized gain on securities available for sale	131	228
Other	103	99

	658	759

Net deferred tax asset before valuation allowance	8,629	6,660
Deferred tax valuation allowance	(8,629)	(6,660)

Net deferred tax asset	$—	$—

Realization of deferred tax assets associated with the net operating loss carryforwards is dependent upon generating sufficient taxable income prior to their expiration. A valuation allowance to reflect management’s estimate of the temporary deductible differences that may expire prior to their utilization has been recorded at year-end 2011 and 2010, which reduced the carrying amount of the net deferred tax asset to zero in both years.

At year-end 2011, the Company had net operating loss carryforwards of approximately $19,495, which expire at various dates from 2024 to 2031.

Federal income tax laws provided additional bad debt deductions through 1987, totaling $2,250. Accounting standards do not require a deferred tax liability to be recorded on this amount, which otherwise would total $765 at year-end 2011. If CFBank were liquidated or otherwise ceases to be a bank or if tax laws were to change, this amount would be expensed.

At December 31, 2011 and 2010, the Company had no unrecognized tax benefits recorded. The Company does not expect the amount of unrecognized tax benefits to significantly change within the next twelve months.

The Company is subject to U.S. federal income tax and is no longer subject to federal examination for years prior to 2008.

Related-Party Transactions	12 Months Ended
Dec. 31, 2011
Related-Party Transactions [Abstract]
RELATED-PARTY TRANSACTIONS

NOTE 15 – RELATED-PARTY TRANSACTIONS

Loans to principal officers, directors and their affiliates during 2011 were as follows:

Beginning balance	$1,797
New loans	585
Repayments	(1,228)

Ending balance	$1,154

Deposits from principal officers, directors, and their affiliates at year-end 2011 and 2010 were $1,105 and $863.

Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
STOCK-BASED COMPENSATION

NOTE 16 – STOCK-BASED COMPENSATION

The Company has three stock-based compensation plans (the Plans) as described below. Total compensation cost that has been charged against income for the Plans was $40, $6, and $81 for 2011, 2010 and 2009, respectively. The total income tax benefit was $8, $2, and $19, respectively.

The Plans, which are stockholder-approved, provide for stock option grants and restricted stock awards to directors, officers and employees. The 1999 Stock-Based Incentive Plan, which expired July 13, 2009, provided 193,887 shares for stock option grants and 77,554 shares for restricted stock awards. The 2003 Equity Compensation Plan (2003 Plan) as amended and restated, provided an aggregate of 500,000 shares for stock option grants and restricted stock awards, of which up to 150,000 shares could be awarded in the form of restricted stock awards. The 2009 Equity Compensation Plan, which was approved by stockholders on May 21, 2009, replaced the 2003 Plan and provides 1,000,000 shares, plus any remaining shares available to grant or that are later forfeited or expire under the 2003 Plan, that may be issued as stock option grants, stock appreciation rights or restricted stock awards.

Stock Options

The Plans permit the grant of stock options to directors, officers and employees for up to 1,693,887 shares of common stock. Option awards are granted with an exercise price equal to the market price of the Company’s common stock on the date of grant, generally have vesting periods ranging from one to three years, and are exercisable for ten years from the date of grant.

The fair value of each option award is estimated on the date of grant using a closed form option valuation (Black-Scholes) model that uses the assumptions noted in the table below. Expected volatilities are based on historical volatilities of the Company’s common stock. The Company uses historical data to estimate option exercise and post-vesting termination behavior. Employee and management options are tracked separately. The expected term of options granted is based on historical data and represents the period of time that options granted are expected to be outstanding, which takes into account that the options are not transferable. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

The fair value of options granted was determined using the following weighted-average assumptions as of grant date.

	2011	2010	2009
Risk-free interest rate	2.98%	2.62%	1.64%
Expected term (years)	7	7	7
Expected stock price volatility	46%	46%	27%
Dividend yield	1.41%	3.77%	3.63%

A summary of stock option activity in the Plans for 2011 follows:

	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Intrinsic Value
Outstanding at beginning of year	269,776	$6.04
Granted	6,300	1.70
Exercised	(400)	0.63
Expired	—	—
Cancelled or forfeited	(59,196)	9.50

Outstanding at end of year	216,480	$4.97	6.4	$—

Expected to vest	62,000	$1.02	8.8	$—

Exercisable at end of period	154,480	$6.56	5.4	$—

During the year ended December 31, 2011, there were 59,196 stock options canceled or forfeited. Expense associated with unvested forfeited shares is reversed.

Information related to the stock option Plans during each year follows. There were no options exercised in 2010 or 2009.

	2011	2010	2009
Intrinsic value of options exercised	$—	$—	$—
Cash received from option exercises	—	—	—
Tax benefit realized from option exercises	—	—	—
Weighted average fair value of options granted	$0.75	$0.31	$0.49

As of December 31, 2011, there was $9 of total unrecognized compensation cost related to nonvested stock options granted under the Plans. The cost is expected to be recognized over a weighted-average period of 1.4 years. Substantially all of the 62,000 nonvested stock options at December 31, 2010 are expected to vest.

Restricted Stock Awards

The Plans permit the grant of restricted stock awards to directors, officers and employees. Compensation is recognized over the vesting period of the awards based on the fair value of the stock at grant date. The fair value of the stock was determined using the closing share price on the date of grant and shares generally have vesting periods of one to three years. There were 1,158,058 shares available to be issued under the Plans at December 31, 2011. There were no shares issued in 2011 or 2009. There were 36,000 shares issued in 2010.

A summary of changes in the Company’s nonvested restricted shares for the year follows:

Nonvested Shares	Shares	Weighted Average Grant- Date Fair Value
Nonvested at January 1, 2011	38,418	$1.54
Granted	—	—
Vested	(14,418)	1.82
Forfeited	—	—

Nonvested at December 31, 2011	24,000	$1.38

As of December 31, 2011, there was $13 of total unrecognized compensation cost related to nonvested shares granted under the Plans. The cost is expected to be recognized over a weighted-average period of 1.2 years. The total fair value of shares vested during the years ended December 31, 2011, 2010 and 2009 was $14, $24 and $56, respectively.

Preferred Stock	12 Months Ended
Dec. 31, 2011
Preferred Stock and Other Comprehensive Income (Loss) [Abstract]
PREFERRED STOCK

NOTE 17 – PREFERRED STOCK

On December 5, 2008, in connection with the TARP Capital Purchase Program, the Company issued to the U.S. Treasury 7,225 shares of Preferred Stock, for $7,225. The Preferred Stock initially pays quarterly dividends at a five percent annual rate, which increases to nine percent after February 14, 2014, on a liquidation preference of $1 per share.

The Preferred Stock has preference over the Company’s common stock with respect to the payment of dividends and distribution of the Company’s assets in the event of a liquidation or dissolution. Except in certain circumstances, the holders of Preferred Stock have no voting rights. If any quarterly dividend payable on the Preferred Stock is in arrears for six or more quarterly dividend periods (whether consecutive or not), the holders will be entitled to vote for the election of two additional directors. These voting rights terminate when the Company has paid the dividends in full.

The Company’s Board of Directors elected to defer dividend payments on the Preferred Stock beginning with the dividend payable on November 15, 2010 in order to preserve cash at the Holding Company. At December 31, 2011, five quarterly dividend payments had been deferred. Cumulative deferred dividend payments totaled $466,000 at December 31, 2011 and $90,000 at December 31, 2010. Although deferred, the dividends have been accrued with an offsetting charge to accumulated deficit.

As required under the TARP Capital Purchase Program in connection with the sale of the Preferred Stock to the U.S. Treasury, dividend payments on, and repurchases of, the Company’s outstanding preferred and common stock are subject to certain restrictions. For as long as any Preferred Stock is outstanding, no dividends may be declared or paid on the Company’s outstanding common stock until all accrued and unpaid dividends on Preferred Stock are fully paid. In addition, the U.S. Treasury’s consent was required on any increase in quarterly dividends declared on shares of common stock in excess of $.05 per share before December 5, 2011, the third anniversary of the issuance of the Preferred Stock, unless the Preferred Stock was redeemed by the Company or transferred in whole by the U.S. Treasury. Further, the U.S. Treasury’s consent was required for any repurchase of any equity securities or trust preferred securities, except for repurchases of Preferred Stock or repurchases of common shares in connection with benefit plans consistent with past practice, before December 5, 2011, the third anniversary of the issuance of the Preferred Stock, unless redeemed by the Company or transferred in whole by the U.S. Treasury. The Company did not seek to declare quarterly dividends in excess of $.05 per share or repurchase any equity securities or trust preferred securities before December 5, 2011.

As a recipient of funding under the TARP Capital Purchase Program, the Company must comply with the executive compensation and corporate governance standards imposed by the American Recovery and Reinvestment Act of 2009 (ARRA) for as long as the U.S. Treasury holds the above securities. The Company believes it is in full compliance with the executive compensation and corporate governance standards imposed by ARRA.

Pursuant to the Holding Company Order, as defined in Note 2 – Going Concern Considerations and Management’s Plans, the Holding Company may not declare, make, or pay any cash dividends (including dividends on the Preferred Stock, or the Holding Company’s common stock) or other capital distributions or purchase, repurchase or redeem or commit to purchase, repurchase, or redeem any Holding Company equity stock without the prior written non-objection of the FED.

The Holding Company has not declared, made, or paid any cash dividends (including dividends on the Preferred Stock, or the Holding Company’s common stock) or other capital distributions or purchased, repurchased or redeemed any Holding Company equity stock since entering into the Holding Company Order.

Following is information on Preferred Stock and the discount on Preferred Stock at year-end 2011 and 2010. The discount is being accreted over 5 years using the level-yield method.

	2011	2010
Series A Preferred Stock	$7,225	7,225
Discount on Preferred Stock	(105)	(156)

Total Preferred Stock	$7,120	$7,069

Common Stock Warrant	12 Months Ended
Dec. 31, 2011
Common Stock Warrant [Abstract]
COMMON STOCK WARRANT

NOTE 18 – COMMON STOCK WARRANT

In connection with the issuance of the Preferred Stock, the Company also issued to the U.S. Treasury a warrant to purchase 336,568 shares of the Company’s common stock at an exercise price of $3.22 per share, which would represent an aggregate investment, if exercised for cash, of approximately $1,100 in Company common stock. The exercise price may be paid either by withholding a number of shares of common stock issuable upon exercise of the warrant equal to the value of the aggregate exercise price of the warrant, determined by reference to the market price of the Company’s common stock on the trading day on which the warrant is exercised, or, if agreed to by the Company and the warrant holder, by the payment of cash equal to the aggregate exercise price. The warrant may be exercised any time before December 5, 2018.

Regulatory Capital Matters	12 Months Ended
Dec. 31, 2011
Deposits, Federal Home Loan Bank Advances and Regulatory Capital Matters [Abstract]
REGULATORY MATTERS

NOTE 19 – REGULATORY CAPITAL MATTERS

CFBank is subject to regulatory capital requirements administered by federal banking agencies. Capital adequacy guidelines and, additionally for banks, prompt corrective action regulations, involve quantitative measures of assets, liabilities, and certain off-balance-sheet items calculated under regulatory accounting practices. Capital amounts and classifications are also subject to qualitative judgments by regulators. Failure to meet capital requirements can initiate regulatory action.

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required.

Actual and required capital amounts and ratios are presented below at year end.

					To Be Well
					Capitalized Under		Required
			For Capital		Prompt Corrective		By Terms Of
	Actual		Adequacy Purposes		Action Regulations		CFBank Order
	Amount	Ratio	Amount	Ratio	Amount	Ratio	Amount	Ratio
2011
Total Capital to risk weighted assets	$15,351	10.30%	$11,918	8.00%	$14,897	10.00%	$17,876	12.00%

Tier 1 (Core) Capital to risk weighted assets	13,436	9.02%	5,959	4.00%	8,938	6.00%	N/A	N/A

Tier 1 (Core) Capital to adjusted total assets	13,436	5.39%	9,968	4.00%	12,460	5.00%	19,937	8.00%

Tangible Capital to adjusted total assets	13,436	5.39%	3,738	1.50%	N/A	N/A	N/A	N/A

The CFBank Order required CFBank to have by September 30, 2011, and maintain thereafter, 8% Tier 1 (Core) Capital to adjusted total assets and 12% Total Capital to risk weighted assets, which it did not meet at September 30, 2011 or December 31, 2011. CFBank will not be considered well-capitalized as long as it is subject to individual minimum capital requirements. See Note 2 – Going Concern Considerations and Management’s, Plans for additional information regarding the CFBank Order.

					To Be Well
					Capitalized Under
			For Capital		Prompt Corrective
	Actual		Adequacy Purposes		Action Regulations
	Amount	Ratio	Amount	Ratio	Amount	Ratio
2010
Total Capital to risk weighted assets	$20,428	10.68%	$15,296	8.00%	$19,120	10.00%

Tier 1 (Core) Capital to risk weighted assets	17,983	9.41%	7,648	4.00%	11,472	6.00%

Tier 1 (Core) Capital to adjusted total assets	17,983	6.59%	10,909	4.00%	13,637	5.00%

Tangible Capital to adjusted total assets	17,983	6.59%	4,091	1.50%	N/A	N/A

The Qualified Thrift Lender test requires at least 65% of assets be maintained in housing-related finance and other specified areas. If this test is not met, limits are placed on growth, branching, new investments, FHLB advances and dividends, or CFBank must convert to a commercial bank charter. Management believes that this test is met.

CFBank converted from a mutual to a stock institution in 1998, and a “liquidation account” was established with an initial balance of $14,300, which was the net worth reported in the conversion prospectus. The liquidation account represents a calculated amount for the purposes described below, and it does not represent actual funds included in the consolidated financial statements of the Company. Eligible depositors who have maintained their accounts, less annual reductions to the extent they have reduced their deposits, would be entitled to a priority distribution from this account if CFBank liquidated and its assets exceeded its liabilities. Dividends may not reduce CFBank’s stockholder’s equity below the required liquidation account balance.

Dividend Restrictions: The Holding Company’s principal source of funds for dividend payments is dividends received from CFBank. Banking regulations limit the amount of dividends that may be paid without prior approval of regulatory agencies. Under these regulations, the amount of dividends that may be paid in any calendar year is limited to the current year’s net profits, combined with the retained net profits of the preceding two years, subject to the capital requirements described above. CFBank must receive regulatory approval prior to any dividend payments. See Note 17 – Preferred Stock for a description of restrictions on the payment of dividends on the Company’s common stock as a result of participation in the TARP Capital Purchase Program and pursuant to the Holding Company Order. See Note 2 – Going Concern Considerations and Management’s Plans for additional information on the Holding Company Order.

Derivative Instruments	12 Months Ended
Dec. 31, 2011
Derivative Instruments [Abstract]
DERIVATIVE INSTRUMENTS

NOTE 20 – DERIVATIVE INSTRUMENTS

Interest-rate swaps

CFBank utilizes interest-rate swaps as part of its asset liability management strategy to help manage its interest rate risk position, and does not use derivatives for trading purposes. The notional amount of the interest-rate swaps does not represent amounts exchanged by the parties. The amount exchanged is determined by reference to the notional amount and the other terms of the individual interest-rate swap agreements. CFBank was party to interest-rate swaps with a combined notional amount of $7,949 at December 31, 2011 and $8,278 at December 31, 2010.

The objective of the interest-rate swaps is to protect the related fixed rate commercial real estate loans from changes in fair value due to changes in interest rates. CFBank has a program whereby it lends to its borrowers at a fixed rate with the loan agreement containing a two-way yield maintenance provision, which will be invoked in the event of prepayment of the loan, and is expected to exactly offset the fair value of unwinding the swap. The yield maintenance provision represents an embedded derivative which is bifurcated from the host loan contract and, as such, the swaps and embedded derivatives are not designated as hedges. Accordingly, both instruments are carried at fair value and changes in fair value are reported in current period earnings. CFBank currently does not have any derivatives designated as hedges.

Contingent Features: The counterparty to CFBank’s interest-rate swaps is exposed to credit risk whenever the interest-rate swaps are in a liability position. At year-end 2011, CFBank had $1,464 in securities pledged as collateral for these derivatives. Should the liability increase, CFBank will be required to pledge additional collateral.

Additionally, CFBank’s interest-rate swap instruments contain provisions that require CFBank to remain well capitalized under regulatory capital standards. The interest-rate swaps could be called by the counterparty as a result of CFBank’s failure to maintain well-capitalized status due to the CFBank Order. While the counterparty has not requested payment at this time, it may elect to do so at any time while CFBank’s capital is less than required for well-capitalized status. If the counterparty elected to request payment, CFBank would be required to remit $999 based on the December 31, 2011 valuation of the interest-rate swaps. The yield maintenance provisions may not be unwound to offset the expense associated with repayment of the interest-rate swaps, as they may only be invoked in the event of prepayment of the borrowers’ loans. Should market interest rates decrease from December 31, 2011 levels, the payment may increase in the event the swaps are called. In the event the interest-rate swaps are called and CFBank is unable to replace them, CFBank will be exposed to the market risk of the valuation of the yield maintenance provisions and, absent the borrowers' prepaying the loans, as of December 31, 2011 would incur a net $999 expense, subject to valuation fluctuations, over the remaining lives of the related loans.

Summary information about the derivative instruments is as follows:

	2011	2010
Notional amount	$7,949	$8,278
Weighted average pay rate on interest-rate swaps	3.86%	4.02%
Weighted average receive rate on interest-rate swaps	0.35%	0.27%
Weighted average maturity (years)	5.6	7.4
Fair value of interest-rate swaps	$(999)	$(686)
Fair value of yield maintenance provisions	$999	$686

The fair value of the yield maintenance provisions and interest-rate swaps is recorded in other assets and other liabilities, respectively, in the consolidated balance sheet. Changes in the fair value of the yield maintenance provisions and interest-rate swaps are reported currently in earnings, as other noninterest income in the consolidated statements of operations. There were no net gains or losses recognized in earnings related to yield maintenance provisions and interest-rate swaps in 2011, 2010 or 2009.

Mortgage banking derivatives

Commitments to fund certain mortgage loans (interest rate locks) to be sold into the secondary market are considered derivatives. These mortgage banking derivatives are not designated in hedge relationships. The Company had approximately $3,930 and $5,760 of interest rate lock commitments related to residential mortgage loans at December 31, 2011 and 2010, respectively. The fair value of these mortgage banking derivatives was reflected by a derivative asset of $39 and $41 at December 31, 2011 and 2010, respectively, which was included in other assets in the consolidated balance sheet. Fair values were estimated based on anticipated gains on the sale of the underlying loans. Changes in the fair values of these mortgage banking derivatives are included in net gains on sales of loans. Net gains (losses) recognized in earnings related to these mortgage banking derivatives totaled ($2) and $41 in 2011 and 2010, respectively.

Loan Commitments and Other Related Activities	12 Months Ended
Dec. 31, 2011
Loan Commitments and Other Related Activities [Abstract]
LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

NOTE 21 – LOAN COMMITMENTS AND OTHER RELATED ACTIVITIES

Some financial instruments, such as loan commitments, credit lines, letters of credit and overdraft protection, are issued to meet customer financing needs. These are agreements to provide credit or to support the credit of others, as long as conditions established in the contract are met, and usually have expiration dates. Commitments may expire without being used. Off-balance-sheet risk to credit loss exists up to the face amount of these instruments, although material losses are not anticipated. The same credit policies are used to make such commitments as are used for loans, including obtaining collateral at exercise of the commitment.

The contractual amounts of financial instruments with off-balance-sheet risk at year end were as follows.

	2011		2010
	Fixed	Variable	Fixed	Variable
	Rate	Rate	Rate	Rate
Commitments to make loans	$943	$741	$3,872	$240
Unused lines of credit	62	19,952	86	26,728
Standby letters of credit	—	526	490	13

Commitments to make loans are generally made for periods of 60 days or less, except for construction loan commitments, which are typically for a period of one year, and loans under a specific drawdown schedule, which are based on the individual contracts. The fixed rate loan commitments had interest rates ranging from 3.25% to 5.25% and maturities ranging from 15 years to 30 years at December 31, 2011. The fixed rate loan commitments had interest rates ranging from 3.00% to 8.00% and maturities ranging from 3 months to 30 years at December 31, 2010.

Parent Company Only Condensed Financial Information	12 Months Ended
Dec. 31, 2011
Parent Company Only Condensed Financial Information [Abstract]
PARENT COMPANY ONLY CONDENSED FINANCIAL INFORMATION

NOTE 22 – PARENT COMPANY ONLY CONDENSED FINANCIAL INFORMATION

Condensed financial information of Central Federal Corporation follows:

CONDENSED BALANCE SHEETS

December 31, (dollars in thousands except per share data)

	2011	2010
Assets
Cash and cash equivalents	$560	$745
Investment in banking subsidiary	13,827	18,661
Investment in and advances to other subsidiaries	1,212	1,851
Other assets	264	94

Total assets	$15,863	$21,351

Liabilities and Equity
Subordinated debentures	$5,155	$5,155
Accrued expenses and other liabilities	764	207
Stockholders’ equity	9,944	15,989

Total liabilities and stockholders’ equity	$15,863	$21,351

CONDENSED STATEMENTS OF OPERATIONS

Years ended December 31, (dollars in thousands except per share data)

	2011	2010	2009
Interest income	$—	$—	$20
Other income	—	—	208
Interest expense	168	167	196
Other expense	663	567	425

Loss before income tax and undistributed subsidiaries’ operations	(831)	(734)	(393)
Income tax expense	—	—	(346)
Effect of subsidiaries’ operations	(4,594)	(6,136)	(9,152)

Net loss	$(5,425)	$(6,870)	$(9,891)

CONDENSED STATEMENTS OF CASH FLOWS

Years ended December 31, (dollars in thousands except per share data)

	2011	2010	2009
Cash flows from operating activities
Net loss	$(5,425)	$(6,870)	$(9,891)
Adjustments:
Effect of subsidiaries’ operations	4,594	6,136	9,152
Net gain on acquisition	—	—	(208)
Stock-based compensation expense	—	2	2
Change in other assets and other liabilities	11	(51)	848

Net cash from operating activities	(820)	(783)	(97)

Cash flows from investing activities
Investments in banking subsidiary	—	—	(7,225)
Investments in other subsidiaries	635	(8)	(677)

Net cash from investing activities	635	(8)	(7,902)

Cash flows from financing activities
Costs associated with issuance of preferred stock	—	—	(13)
Dividends paid	—	(271)	(546)

Net cash from financing activities	—	(271)	(559)

Net change in cash and cash equivalents	(185)	(1,062)	(8,558)

Beginning cash and cash equivalents	745	1,807	10,365

Ending cash and cash equivalents	$560	$745	$1,807

Earnings (Loss) Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings (Loss) Per Common Share [Abstract]
EARNINGS (LOSS) PER COMMON SHARE

NOTE 23 – EARNINGS (LOSS) PER COMMON SHARE

The two-class method is used in the calculation of basic and diluted earnings per share. Under the two-class method, earnings available to common stockholders for the period are allocated between common stockholders and unvested share-based payment awards according to dividends declared (or accumulated) and participation rights in undistributed earnings. The factors used in the earnings per share computation follow:

	2011	2010	2009
Basic
Net loss	$(5,425)	$(6,870)	$(9,891)
Less: Preferred dividends and accretion of discount on preferred stock	(425)	(410)	(407)
Less: Net loss allocated to unvested share-based payment awards	34	29	27

Net loss allocated to common stockholders	$(5,816)	$(7,251)	(10,271)

Weighted average common shares outstanding including unvested share-based payment awards	4,126,882	4,111,308	4,099,574
Less: Unvested share-based payment awards	(24,006)	(16,518)	(10,670)

Average shares	4,102,876	4,094,790	4,088,904

Basic loss per common share	$(1.42)	$(1.77)	$(2.51)

Diluted
Net loss allocated to common stockholders	$(5,816)	$(7,251)	$(10,271)

Weighted average common shares outstanding for basic loss per common share	4,102,876	4,094,790	4,088,904
Add: Dilutive effects of assumed exercises of stock options	—	—	—
Add: Dilutive effects of assumed exercises of stock warrant	—	—	—

Average shares and dilutive potential common shares	4,102,876	4,094,790	4,088,904

Diluted loss per common share	$(1.42)	$(1.77)	$(2.51)

The following potential average common shares were anti-dilutive and not considered in computing diluted loss per common share because the Company had a loss from continuing operations.

	2011	2010	2009
Stock options	216,480	269,776	310,361
Stock warrant	336,568	336,568	336,568

Other Comprehensive Income (Loss)	12 Months Ended
Dec. 31, 2011
Preferred Stock and Other Comprehensive Income (Loss) [Abstract]
OTHER COMPREHENSIVE INCOME (LOSS)

NOTE 24 – OTHER COMPREHENSIVE INCOME (LOSS)

Other comprehensive income (loss) components and related tax effects were as follows:

	2011	2010	2009
Unrealized holding gains on securities available for sale	$67	$436	$354
Reclassification adjustment for gains realized in income	(353)	(468)	—

Net change in unrealized gains (losses)	(286)	(32)	354
Tax effect	—	—	—

Net of tax amount	$(286)	$(32)	$354

The following is a summary of the accumulated other comprehensive income balances, net of tax:

	Balance at December 31, 2010	Current Period Change	Balance at December 31, 2011
Unrealized gains (losses) on securities available for sale	$672	$(286)	$386

Contingent Liabilities	12 Months Ended
Dec. 31, 2011
Contingent Liabilities [Abstract]
CONTINGENT LIABILITIES

NOTE 25 – CONTINGENT LIABILITIES

CFBank participates in a multi-employer contributory trusteed pension plan. On August 10, 2011, CFBank was notified by the trustees of the plan that, due to CFBank’s financial performance and the CFBank Order, it was required make a contribution or provide a letter of credit in the amount of the funding shortfall plus estimated cost of annuitization of benefits in the plan, which was determined to be $579. CFBank obtained a letter of credit from the FHLB for this amount. The cost of obtaining the letter of credit was $1. CFBank may be required to make additional contributions or provide additional amounts via an expanded letter of credit if the funding shortfall increases in the future. If CFBank’s financial condition should worsen in the future, the trustee may execute the letter of credit, resulting in a charge to CFBank.